1933 Act Registration No. 33-82056
                                              1940 Act Registration No. 811-8662

             As filed with the Securities and Exchange Commission on
                                April 20, 2000.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.
                       Post-Effective Amendment No. 10           X

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 11                  X

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
               (Exact name of registrant as specified in charter)


                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (920) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings:  Continuous

It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b):
     X    on May 1, 2000 pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on May 1, 1999 pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                     AAL VARIABLE PRODUCT SERIES FUND, INC.


                                   PROSPECTUS
                                   MAY 1, 2000





               AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

         The portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

               AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

         The portfolio strives for long-term capital growth by investing primarily in foreign stocks.

               AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

        The portfolio strives for investment results that approximate the performance of the S&P 500 Index, by investing primarily in common stocks of the index.

                    AAL VARIABLE PRODUCT BALANCED PORTFOLIO

     The portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Stock, Bond and Money Market Portfolios.

                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

      The portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."

                      AAL VARIABLE PRODUCT BOND PORTFOLIO

        The portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

                  AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

       The portfolio strives for maximum current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.



     This Fund prospectus provides information that you ought to know before investing. Please keep the prospectus for future reference. If you have questions or want any additional material, call us at (800)225-5225 or
(920)734-5721 locally. The telecommunications device for the deaf (TDD) number is (800)735-9644.



         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page

RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

         Organization
         Small Company Stock Portfolio
         International Stock Portfolio
         Large Company Stock Portfolio
         Balanced Portfolio
         High Yield Portfolio
         Bond Portfolio
         Money Market Portfolio

MANAGEMENT OF THE FUND

         The Adviser
         Sub-Advisers
         Adviser Fees
         Portfolio Managers

PERFORMANCE INFORMATION

         Yields and Total Returns
         Index Information

PRICING OF FUND SHARES

TAX MATTERS

FINANCIAL HIGHLIGHTS

RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

ORGANIZATION


         The AAL Variable Product Series Fund, Inc. (the Fund) is a mutual fund. Shares of the Fund are sold to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I and other retirement plans. Shares of the Fund may also be sold to other separate accounts in the future. Shares are not sold to the public or members directly. This Fund prospectus describes the goals and risks of seven portfolios. We cannot assure you that the portfolios will meet their investment goals. You bear all the investment risk for the performance of the portfolios. The share price will vary with the performance of the portfolios (except the Money Market Portfolio that attempts to maintain a stable $1.00 per share).

         "We" refers to Aid Association for Lutherans (AAL) or AAL Capital Management Corporation (AAL CMC). AAL CMC advises the Fund and AAL issues certificates for the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity and the AAL Universal Life. AAL is also the transfer agent for the Fund shares and the sponsor of the savings plan described below.


The Variable Accounts


We offer the AAL Variable Annuity Certificates and AAL Variable Life Insurance Certificates (the certificates) to our members and employees. We offer the certificates through one of three separate accounts: AAL Variable Annuity Account I, AAL Variable Annuity Account II and AAL Variable Life Account I (the variable accounts). Each variable account is divided into subaccounts. Your premium payment flows through the certificate to either a variable account or a fixed account according to your instructions. From the variable account, the premiums flow to the subaccounts in the amounts or percentages that you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios of the Fund. Please refer to the account prospectus for more information on how to invest in a certificate.


The Aid Association for Lutherans Savings Plan


        We also sponsor the Aid Association for Lutherans Savings Plan, a 401(k) plan for our employees (plan participants). Plan participants have the option, among other investment selections, to direct that all or a portion of the assets in their savings plan accounts be invested in certain of the portfolios. You should refer to your savings plan documents for more information on your investment choices and how to invest in the portfolios.

        Due to differences in tax treatment and other considerations, a conflict could arise between the interests of certificate owners and the interest of plan participants with respect to their investments in the portfolios. The Fund Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflicts. The Fund may in the future elect to make shares of the portfolios available to other separate accounts for variable products established by AAL, variable product separate accounts established by other insurance companies and/or qualified employee retirement plans of other companies. Such additional participants could increase the possibility that a conflict might arise.


        If you are a certificate owner or plan participant, you do not directly own the shares of the Fund, but certain voting privileges pass to you. The SEC does not supervise the variable accounts or any retirement plan.

AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

INVESTMENT STRATEGIES


         This portfolio is indexed against the S&P SmallCap 600 Index by holding the stocks that make up the index in proportion to their weighting in the index. We select stocks through the use of computer models instead of using traditional analysis to duplicate the index. We try to hold all of the stocks that make up the index; however there may be variations and delays from time to time due to periodic changes made to the index. We expect portfolio turnover of no more than 50% per year.


         To the extent possible, the portfolio should be fully invested. Our ability to match the performance of the S&P SmallCap 600 Index will be affected to some extent by the size and timing of cash flows into and out of the portfolio. Since the portfolio has expenses that an index does not have, the performance will not match the index exactly. We will try to manage the portfolio to reduce such effects.


         We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the portfolio's assets. For defensive purposes, we may invest up to 20% of the portfolio's net assets in securities of foreign issuers. These temporary defensive measures may cause the portfolio not to achieve its investment objective. Small company stocks are considerably more risky than large company stocks since small companies are less mature and don't have access to financial resources that a large company would have. While the risks are greater, so is the potential for greater reward. Although we will attempt to follow the performance of the S&P SmallCap 600 Index, we cannot guarantee these results. You could lose money by investing in the portfolio.




PRIMARY RISKS

         There are two primary types of risk to which this portfolio is subject: financial risk and market risk. Financial risk is the possibility that an individual company may not perform well and, as a result, the value of that company's security may decline. Financial risk is more pronounced in the securities of small, less established companies that make up the bulk of the portfolio. Market risk is the risk that the value of the portfolio's shares go up and down, to some degree, with the market. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include:

o    less certain growth prospects of small firms;

o    lower degree of liquidity in the markets for such stocks; and

o    greater sensitivity of small companies to changing economic conditions.


The value of the portfolio's investments may increase and decrease substantially more than the stock market, as generally measured by a market benchmark index, usually the S&P 500 Index. As a result, you have a greater risk of losing money in this portfolio.


PAST PERFORMANCE


         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the bar chart and table below. As with all investments, past performance is not a guarantee of future results. Although the portfolio strives for investment returns similar to the S&P SmallCap 600 Index, such returns will always be lower because the portfolio has expenses that an index does not.

TOTAL RETURN AS OF DECEMBER 31 [SHOWN AS BAR CHART]

18.19%                25.37%            0.14%             12.19%
1996                  1997              1998              1999


Best Quarter:            Q4   1998           17.60%

Worst Quarter:           Q3   1998           (20.77)%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                      1 Year       Inception (6/14/95)

Small Company Stock Portfolio         12.19%       14.38%

S&P SmallCap 600 Index*               12.40%       15.75%

* The S&P SmallCap 600 Index is an unmanaged index comprised of 600 small cap domestic stocks.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor, you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables. Note that the expenses shown in the tables are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                  None
      Maximum Deferred Sales Charge (Load)                              None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
      Redemption Fee                                                    None
      Exchange Fee                                                      None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

      Management Fees                                                0.35%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.06%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.41%%


* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.35%.

Expense Example

------------------ ----------------- ----------------- ---------------
1 Year             3 Years           5 Years           10 Years
------------------ ----------------- ----------------- ---------------
------------------ ----------------- ----------------- ---------------

$43                $135              $235              $529

------------------ ----------------- ----------------- ---------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

INVESTMENT OBJECTIVES

         The portfolio strives for long-term capital growth by investing primarily in foreign stocks.

INVESTMENT STRATEGIES

         The sub-adviser invests at least 65% of total assets in foreign stocks and convertible foreign securities of at least three different countries. It may invest the balance of total assets in U.S. or additional foreign stocks and up to 20% of total assets in debt securities or money market instruments. Debt securities may include unrated securities and lower-rated debt, commonly referred to as "junk bonds." We do not place any restrictions on the debt ratings of securities the sub-adviser acquires or the portion of the portfolio's assets we may invest in a particular rating category. The portfolio may temporarily invest up to 100% of its total assets in cash, short-term money market obligations and investment grade fixed-income securities when the sub-adviser believes that anticipated adverse market, economic, political or other circumstances expose the portfolio to a risk of loss. These temporary defensive measures may cause the portfolio not to achieve its investment objective.

         We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging (for example, Indonesia and Argentina). We do not have any limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of total assets in emerging markets. You could lose money by investing in this portfolio. For defensive purposes, we may invest in money market instruments.



[Sidebar: What is a Foreign Security?]

         A foreign security is any non-U.S. Security that is issued by a company of a particular country. We consider a company to be from a particular country if it:

(1)  is organized under the laws of that country;

(2)  has at least 50% of the value of its assets located in that country; or

(3)  gets at least 50% of its income from operations or sales in that country.

[Sidebar: Emerging Markets]


A country in the beginning stages of developing its economy is an emerging market. Developing countries have less diverse economic structures and less stable political systems than those of developed countries. As a result, markets of developing countries may be more volatile than the markets of more mature economies.


PRIMARY RISKS

         The primary risk is foreign investment risk, which includes currency, liquidity and increased price volatility risks. Since foreign securities are often paid for in currencies of foreign countries, the portfolio is subject to currency exchange rate fluctuations affecting the value of these securities. This means that the value of securities could increase or decrease in part due to the discrepancies between U.S. and foreign currencies. Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. In the case of foreign securities, some securities are less liquid because foreign markets are not as sophisticated or efficient. Developing countries have economic structures and political systems that are not as mature or stable as those of developed countries. We may invest from 0% to 100% of the portfolio's total assets in emerging growth countries, which may entail more risk than investing in mature countries. There is the possibility that a foreign security may lose some or all of its value.



PAST PERFORMANCE




         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance for the calendar year ended December 31, 1999. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the following bar chart and table. As with all investments, past performance is not a guarantee of future results.

TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]


41.50%
1999

Best Quarter:          Q4     1999     23.88%

Worst Quarter:         Q3     1998     (14.25)%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                  1 Year               Inception (3/2/98)

International Portfolio           41.50%               27.56%

EAFE(R)Index*                     26.96%               18.70%

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The EAFE(R) Index currently includes stocks from 21 countries.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables. Note that the expenses shown in the following tables are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
      Redemption Fee                                                     None
      Exchange Fee                                                       None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

      Management Fees                                                0.80%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.33%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     1.13%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.80%.

Expense Example

-------------------- --------------------- ------------------- ----------------
1 Year               3 Years               5 Years             10 Years
-------------------- --------------------- ------------------- ----------------
-------------------- --------------------- ------------------- ----------------

$117                 $366                  $634                $1,401

-------------------- --------------------- ------------------- ----------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.

AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for investment results that approximate the performance of the S&P 500 Index, by investing primarily in common stocks of the index.

INVESTMENT STRATEGIES

         We select stocks through the use of computer models instead of using traditional analysis to duplicate the S&P 500 Index. We select stocks that make up the S&P 500 Index in proportion to their weighting in the index. We try to hold all of the stocks that make up the index, however there may be variations and delays from time to time due to periodic changes to the index. We expect portfolio turnover of no more than 50% per year.

         To the extent possible, the portfolio will be fully invested. Our ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the portfolio. The portfolio has expenses that an index does not have, so the portfolio will not be able to match the performance of its index exactly. We will try to manage the portfolio to reduce such effects.

         We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the portfolio's assets. For defensive purposes, we may invest up to 20% of the portfolio's net assets, in securities of foreign issuers. These temporary defensive measures may cause the portfolio not to achieve its investment objective. Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we will attempt to follow the performance of the S&P 500 Index, we cannot guarantee these results. You could lose money investing in this portfolio.

PRIMARY RISKS


         There are two primary types of risk to which this portfolio is subject: financial risk and market risk. Financial risk is the possibility that an individual company may not perform well and, as a result, the value of that company's security may decline. Market risk is more universal, the value of the portfolio's shares tend to go up and down, to some degree, with the market. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the portfolio's investments may move with these cycles however they could increase and decrease more than the stock market in general, as measured by the S&P 500 Index.


PAST PERFORMANCE


         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. Although the portfolio strives for investment returns similar to the S&P 500 Index, such returns will usually be lower because the portfolio has expenses that an index does not. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the following bar chart and table. As with all investments, past performance is not a guarantee of future results.


TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]


22.47%                32.59%            28.36%            20.52%
1996                  1997              1998              1999

Best Quarter:          Q4     1998   21.28%

Worst Quarter:         Q3     1998   (9.83)%


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                      1 Year          Inception (6/14/95)

Large Company Stock Portfolio         20.52%          26.59%

S&P 500 Index*                        21.04%          27.00%

* The S&P 500 Index is a well-known, unmanaged index comprised of 500 widely-held common stocks.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables. Note that the expenses shown in the tables are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                    None
      Maximum Deferred Sales Charge (Load)                                None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
      Redemption Fee                                                      None
      Exchange Fee                                                        None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):


      Management Fees                                                0.32%

      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.03%

      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.35%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.32%.


Expense Example

-------------------- ------------------- -------------------- -----------------
1 Year               3 Years             5 Years              10 Years
-------------------- ------------------- -------------------- -----------------
-------------------- ------------------- -------------------- -----------------

$37                  $115                $201                 $453

-------------------- ------------------- -------------------- -----------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Stock, Bond and Money Market Portfolios.

INVESTMENT STRATEGY

         The portfolio selects securities consistent with the policies of the Large Company Stock, Bond and Money Market Portfolios. Since the equity and bond portfolios of the Balanced Portfolio are indexed, we consider this portfolio to be indexed. We select common stocks from the same pool of stocks that make up the Large Company Stock Portfolio, weighting those stocks proportionately to the weightings in the Large Company Stock Portfolio. For debt securities, the portfolio generally selects securities from the same pool of securities that make up the Bond Portfolio, however, some debt securities may not be the same as are in the Bond Portfolio but we will select them in accordance with that portfolio's objectives. In similar fashion, we will select money market instruments consistent with the Money Market Portfolio, however, the Balanced Portfolio will not always hold the same issues as the Money Market Portfolio.


         We establish our asset allocation mix by forecasting the expected return of each asset class over short-term and long-term time horizons, and consider the variability of the anticipated returns based on historical results as well as expected risks and returns. Since stock and bond markets tend to fluctuate independently of each other, the decline in one market may be offset by the rise of the other. As a result of the asset class mix, the portfolio is more diversified and is subject to less risk than investing exclusively in stocks or bonds alone. Overall, we try to maintain higher weighting in those asset classes we expect to provide the highest returns over a set time horizon. In a general decline in one market, we may increase our weighting in one or both of the other asset classes. Despite our attempts to ease the effect of any market downturn, you may still lose money. We strive to keep the annual turnover rate at below 50%.


         The portfolio invests in the following three asset classes within the ranges given:

                                                      minimum         maximum

               Common Stocks                            35%             75%
               Debt Securities                          25%             50%
               Money Market Instruments                 0%              40%



[Sidebar]

Current Weighting of Assets


         As of December 31, 1999, we weighted the investments in the classes as follows:




                                                     percent weighted

                  o   common stocks                       55.5%
                  o   debt securities                     34.2%
                  o   money market instruments            10.3%
                                                          -----

                               TOTAL                       100%
PRIMARY RISKS


         There are four primary types of risk to which the Balanced Portfolio is subject: financial risk, market risk, interest rate risk and credit risk. Financial risk is the possibility that an individual company may not perform well and, as a result, the value of that company's security may decline. Market risk is more universal, the value of the portfolio's shares tend to go up and down, to some degree, with the market. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the portfolio's investments may move with these cycles, however they could increase and decrease more than the stock market in general, as measured by the S&P 500 Index. Interest rate risk is the risk that bond income levels do not keep track with inflation. In times of inflation, lower yielding bonds are valued less than before. This effect could reduce the overall return of the portfolio. However, the reverse is true if interest levels are low. Finally, credit risk is the risk that an issuer of a security may no longer be able to pay its debt. This can happen due to poor business performance or a downturn in the economy. When a security is subject to credit risk, its value tends to decline, which in turn, would cause a corresponding decline in the net asset value of the portfolio. You could lose money investing in the portfolio, the share price may vary significantly over time.


PAST PERFORMANCE


         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the following bar chart and table. As with all investments, past performance is not a guarantee of future results.


TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]


13.65%                21.71%            19.27%            11.00%
1996                  1997              1998              1999

Best Quarter:              Q4     1998       11.60%

Worst Quarter:             Q3     1998       (3.82)%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                      1 Year              Inception (6/14/95)

Balanced Portfolio                    11.00%              16.97%
S&P 500 Index*                        21.04%              27.00%
Lehman Bond Index*                    (0.82)%             5.94%


* The S&P 500 Index and the Lehman Bond Index are included for a combined comparison of the equity and debt portions of the portfolio. The S&P 500 Index is a well-known, unmanaged index comprised of 500 widely-held common stocks. The Lehman Bond Index is a broad-based bond index comprised of U.S. debt securities.

FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the tables below. Note that the expenses shown in the tables below are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                  None
      Maximum Deferred Sales Charge (Load)                              None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
      Redemption Fee                                                    None
      Exchange Fee                                                      None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):


      Management Fees                                                0.32%

      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.04
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.36%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.32%.


Expense Example

--------------------- ------------------ ----------------- -------------------
1 Year                3 Years            5 Years           10 Years
--------------------- ------------------ ----------------- -------------------
--------------------- ------------------ ----------------- -------------------

$38                   $118               $207              $466

--------------------- ------------------ ----------------- -------------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."

INVESTMENT STRATEGIES

         Usually, the adviser invests at least 65% of the portfolio's total assets in high-yield bonds. We may invest the remaining 35% of the portfolio's total assets in any combination of additional high-yield bonds, common and preferred stocks; investment grade bonds; and government obligations. We may invest up to 20% of the portfolio's net assets in bonds of foreign issuers. The portfolio may temporarily invest up to 100% of its total assets in cash, short-term money market obligations and investment grade fixed-income securities when adverse market, economic, political or other circumstances expose the portfolio to a risk of loss. These temporary defensive measures may cause the portfolio not to achieve its investment objective.

         In evaluating the quality of a particular high-yield bond for purchase by the portfolio, we do not rely exclusively on credit ratings. In appropriate circumstances, we perform our own credit analysis. We consider the issuer's:

o  financial resources;                            o debt maturity schedules;
o  operating history;                              o borrowing requirements; and
o  sensitivity to economic conditions and trends;  o management's abilities.
o relative values based on anticipated cash flow, interest and asset coverages and earning prospects



         We attempt to identify those issuers of high-yield bonds whose financial conditions are adequate to meet future obligations, has improved or is expected to improve in the future. However, we do not have restrictions on the rating level of the securities in the portfolio and may purchase and hold securities in default.


         We expect that portfolio turnover typically will not exceed 100%.

[Sidebar: Junk Bonds]

High-yield bonds have a higher yield to compensate for the greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by national ratings agencies according to the issuer's ability to maintain interest payments and repay the principal amount at the time the bonds come due. High-yield bonds are speculative and, therefore, typically considered below investment-grade by these ratings agencies. High yield bonds include:


        o fixed rate bonds;           o floating rate interest debt obligations;
        o variable rate bonds;        o deferred interest debt obligations;
        o convertible bonds;          o structured debt obligations;
        o zero coupon bonds;          o asset-backed debt obligations; and
        o payment-in-kind bonds;      o mortgage-backed debt obligations.



PRIMARY RISKS

         There are three primary risks the portfolio is subject to: credit risk, interest rate risk and market risk. The primary risk of investing in the high-yield sector is the credit risk. All bonds are subject to credit risk but particularly high-yield bonds, which have greater risks of default than higher rated bonds. There is not as much protection of interest and principal payments with a high-yield bond as there is with a lower yielding, higher rated bond. In fact, some of the bonds in the portfolio may already be in default. The market value of high-yield bonds tends to be more sensitive to economic conditions than are higher rated securities. This can happen due to poor business performance or a downturn in the economy. Interest rate risk is the risk that bond income levels do not keep track with inflation. In times of inflation, a bond's yield may become worth less over time. This affect could reduce the overall return of the portfolio. However, the reverse is true if interest levels are low.

         Frequently, high-yield bonds have a less liquid resale market than the market for investment grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell in order to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms. The high-yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions, whether or not based on fundamental analysis, decreasing market sales and liquidity, especially on the lesser-traded issues.

         All of the mentioned risks may negatively impact the value of a security, which in turn, could cause a corresponding decline in the net asset value of the portfolio. You could lose money by investing in this portfolio.

PAST PERFORMANCE




         The following chart and table provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance for the calendar year ended December 31, 1999. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the following bar chart and table. As with all investments, past performance is not a guarantee of future results.

TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]

(4.45)%
1999

Best Quarter:                  Q4     1998       2.11%

Worst Quarter:                 Q3     1998       (7.28)%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                              1 Year          Inception (3/2/98)

High Yield Bond Portfolio                     (4.45)%         (4.19)%

Merrill Lynch High Yield Master Index*        1.57%           1.86%

* The Merrill Lynch High Yield Master Index(R) is an unmanaged index composed of over 900 "cash pay" high-yield bonds representative of the high-yield market as a whole.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the following tables. Note that the expenses shown in the following tables are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
      Redemption Fee                                                     None
      Exchange Fee                                                       None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

      Management Fees                                                0.40%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.10%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.50%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.40%.

Expense Example

--------------------- -------------------- -------------------- ---------------
1 Year                3 Years              5 Years              10 Years
--------------------- -------------------- -------------------- ---------------
--------------------- -------------------- -------------------- ---------------

$52                   $164                 $286                 $642

--------------------- -------------------- -------------------- ---------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT BOND PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

INVESTMENT STRATEGIES


         For this portfolio we invest in a representative sample of fixed income and mortgage-backed securities included in the Lehman Brothers Aggregate Bond Index (Lehman Bond Index), an unmanaged, broad-based bond index. It is not possible for us to invest in and manage all 6,300 issues that make up the Lehman Bond Index; however, we consider this portfolio to be "indexed" (track the performance of the index). We invest in four classes of investment grade, fixed-income securities for this portfolio. We strive to invest 80% or more of the portfolio's total assets in securities in the Lehman Bond Index. For inclusion in the portfolio, the security must:


     o    have a maturity of no less than one year;
     o    have at least $100 million par amount outstanding;
     o    be rated as investment grade quality;
     o    have a fixed rate;
     o    be dollar-denominated and nonconvertible; and
     o    be publicly issued.


[Sidebar]


As of December 31, 1999, these four classes represented the following proportions of the portfolio's long-term market value:


                                                       Percent of Total

           U.S. Treasury & Government Agency           74.8%%
           Corporate                                   21.3%
           Other Government                            2.6%
           Asset-Backed                                1.3%
                                                       ====

                    Total                              100%


         Fixed-income securities are securities that pay a fixed rate of return until they mature. When they mature, the principal amount is paid back. Such an investment provides the security of a fixed income stream but does not protect against the erosion effect of inflation. These fixed-income securities make up the bulk of the portfolio. We may also invest in mortgage-backed securities. These are securities that are "backed" by real property that has a mortgage. This type of investment pays principal and interest on a monthly basis. At the end of the life of the mortgage, the entire principal is repaid and no more interest is due. For this portfolio, we may select securities issued by business or the government. We will invest in the securities of a particular agency only when we determine that there is a minimal credit risk. Even though some securities are guaranteed by the U.S. government, it only guarantees the timely payment of principal and interest, the U.S. government does not guarantee the market value.


         We try to keep the portfolio fully invested, allowing for some liquidity for purchases and sales. Typically, we will invest no more than 5% of the portfolio in money market instruments. Although we try to match the performance of the Lehman Bond Index, there are many factors that can impact the portfolio's performance differently than that of the index. Some factors include timing of purchases and sales of shares, cost of acquiring a particular security and the portfolio management fee. Although the portfolio attempts to approximate the Lehman Bond Index, we cannot guarantee that the portfolio will achieve such results. We do not expect portfolio turnover to be more than 50% a year. Lehman Brothers reserves the right to make changes to the Lehman Bond Index at any time and eligible investments for the Bond Portfolio will include any additional asset classes included in the Lehman Bond Index.


PRIMARY RISKS

         The primary risks for this portfolio are interest rate risk and credit risk. Interest rate risk is the risk that bond income levels do not keep track with inflation. In times of inflation, lower yielding bonds become worth less, relatively. This affect would reduce the overall return of the portfolio. However, the reverse is true if interest levels are low. There is also credit risk, the risk that an issuer may no longer be able to pay its debt. This can happen due to poor business performance or a downturn in the economy. When a security is subject to credit risk, its value tends to decline, which in turn would cause a corresponding decline in the net asset value of the portfolio. Although it is possible for the value of the portfolio to decline, the price per share of this portfolio is somewhat more stable than a stock portfolio.

PAST PERFORMANCE


         The chart and table below provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the bar chart and table below. As with all investments, past performance is not a guarantee of future results.




TOTAL RETURN AS OF DECEMBER 31[SHOWN AS BAR CHART]


3.10%                 9.37%             8.59%             (1.35)%
1996                  1997              1998              1999

Best Quarter:               Q3     1998     4.42%

Worst Quarter:              Q1     1996     (1.82)%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                      1 Year              Inception (6/14/95)

Bond Portfolio                        (1.35)%             5.54%

Lehman Bond Index*                    (0.82)%             5.94%

* The Lehman Bond Index is a broad-based bond index comprised of U.S. debt securities.

FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the tables below. Note that the expenses shown in the tables below are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                   None
      Maximum Deferred Sales Charge (Load)                               None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
      Redemption Fee                                                     None
      Exchange Fee                                                       None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

      Management Fees                                                0.35%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.09%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.44%

* We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.35%.

Expense Example

------------------- --------------------- -------------------- -----------------
1 Year              3 Years               5 Years              10 Years
------------------- --------------------- -------------------- -----------------
------------------- --------------------- -------------------- -----------------

$46                 $144                  $252                 $567

------------------- --------------------- -------------------- -----------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

         The portfolio strives for maximum current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.

[Sidebar: The Money Market Portfolio]


The portfolio is a mutual fund, not a savings account. It consists of a pool of investments that are professionally managed. You should not consider an investment in the portfolio a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Corporation (FDIC) nor any other government agency insures or protects your investment. We cannot guarantee that the portfolio will achieve its goal.


INVESTMENT STRATEGIES

         We invest in securities maturing in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days. To the extent possible, we try to maintain a $1.00 share price for the portfolio. We invest only in high-quality, dollar-denominated, short-term debt securities, such as:

o    obligations issued or guaranteed by the U.S. government or its agencies;

o certificates of deposit, bankers acceptances and similar obligations of U.S. or foreign banks or similar savings institutions;
o    commercial paper; and
o    corporate obligations including those with variable rates.

         Portfolio turnover (the number of times we buy or sell entire positions in a security) will be high for the portfolio due to the short duration of securities, which require replacement by new issues.

PRIMARY RISKS

        Although we strive to maintain a $1.00 price per share, it is possible to lose money by investing in the portfolio. The portfolio is subject to interest rate risk, which means the yield of the portfolio may go down as maturing securities are replaced with new lower yielding securities. The portfolio is also subject to credit risk, which means that a security might be downgraded or default while the portfolio holds it. If this occurs, this could lower the yield or reduce the principal.

PAST PERFORMANCE


         The chart and table below provide some indication of the risks of investing in the portfolio by illustrating how the portfolio has performed. The bar chart depicts the performance from year-to-year for the years indicated. The table compares the portfolio's average annual returns for the periods indicated to a broad-based securities market index. The returns in the bar chart and table do not reflect charges and expenses imposed on certificate holders by the variable accounts, such as the mortality and expense risk charge. Those charges and expenses reduce the returns received by certificate holders as compared to the returns presented in the bar chart and table below. As with all investments, past performance is not a guarantee of future results.



TOTAL RETURN AS OF DECEMBER 31 [SHOWN AS BAR CHART]


5.23%                 5.33%             5.31%             4.94%
1996                  1997              1998              1999

Best Quarter:                Q4     1995        1.37%

Worst Quarter:               Q2     1999        1.14%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                              1 Year         Inception (6/14/95)

Money Market Portfolio                        4.94%          5.24%

Salomon Brothers Short-Term Index*            4.44%          4.79%


* An index composed of 1-month Treasury Bills.


The 7-day yield for the period ended 12/31/99 for the AAL Variable Product Money Market Portfolio was 5.66%.


FEES AND EXPENSES OF THE PORTFOLIO


        Like any investor you pay certain fees and expenses related to your investments. Annual fund and operating expenses are paid from portfolio assets so they directly impact the share price. These expenses are outlined in the tables below. Note that the expenses shown in the tables below are only at the portfolio level. If you own the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity or the AAL Variable Universal Life Product, you would incur additional expenses at the variable account level such as the mortality and expense risk charge. Please refer to the appropriate account prospectus for more information on expenses associated with these variable products.


Shareholder Fees (fees paid directly from your investment)


      Maximum Sales Charge (Load) Imposed on Purchases                    None
      Maximum Deferred Sales Charge (Load)                                None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
      Redemption Fee                                                      None
      Exchange Fee                                                        None



Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets):

      Management Fees                                                0.35%
      Distribution (12b-1) Fees                                      None

      Other Expenses                                                 0.06%
      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                     0.41%

*We agreed to pay on behalf of the portfolio, or reimburse the portfolio, all expenses in excess of management fees. Therefore, net fees at the portfolio level were 0.35%.

Expense Example

---------------------- --------------------- ------------------- ---------------
1 Year                 3 Years               5 Years             10 Years
---------------------- --------------------- ------------------- ---------------
---------------------- --------------------- ------------------- ---------------

$43                    $135                  $235                $529

---------------------- --------------------- ------------------- ---------------


         This example shows how much you could pay over time using a hypothetical $10,000 investment and an annual return of 5% compounded annually for the years shown. You should use the expense example for comparison only. It does not represent the portfolio's actual expenses and returns, either past or future. Actual expenses and returns may be greater or less than those shown.



                             MANAGEMENT OF THE FUND

THE ADVISER


         Effective January 1, 2000, in connection with AAL's restructuring and the consolidation of its advisory functions, AAL Capital Management Corporation (AAL CMC) became the Investment Adviser to the AAL Variable Product Series Fund, Inc. AAL CMC is a Delaware Corporation and a registered investment adviser. In addition to being the Investment Adviser, AAL CMC is also the distributor of the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity, and AAL Variable Universal Life Products. Pursuant to the investment advisory agreement, AAL CMC determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. AAL CMC implements the investment program for the portfolios consistent with each portfolio's investment objectives, policies and restrictions. The Fund's Board of Directors supervises the investment management service that AAL CMC provides to the Fund. AAL CMC has principal offices at 222 West College Avenue, Appleton, Wisconsin 54919-0007. As of December 31, 1999, AAL CMC managed over $7.4 billion in assets. AAL CMC is a wholly-owned subsidiary of AAL.

         AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (nearly $88 billion in force). Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. AAL's principal address is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.





SUB-ADVISER

International Stock Portfolio


         Oechsle International Advisors, LLC (Oechsle LLC) is the sub-adviser to the International Stock Portfolio. Oechsle LLC is a Delaware limited liability company and a registered investment adviser. It has served as sub-adviser to the portfolio since it commenced operation on March 2, 1998. Oechsle LLC makes the day-to-day investment decisions for the portfolio under our direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the portfolio. Oechsle, LLC has principal offices at One International Place, Boston, Massachusetts 02110. As of December 31, 1999, Oechsle managed over $19.0 billion in assets.




ADVISER FEES


         We receive an investment management fee for each portfolio of the Fund. The fee is a daily charge equal to the annual rate of a percent of average daily net assets of each portfolio. We agreed to pay on behalf of each portfolio, or reimburse each portfolio, all expenses in excess of management fees. The adviser fees paid by the portfolios for 19998 are set forth in the table below. We pay a sub-advisory fee to Oechsle LLC out of the adviser fees that we receive from the International Stock Portfolio.


------------------------- ----------------------------------------
PORTFOLIO                            % OF AVERAGE NET
                                    ASSETS FOR THE YEAR

                                      ENDED 12/31/99

------------------------- ----------------------------------------
------------------------- ----------------------------------------
Small Company             0.35%
------------------------- ----------------------------------------
------------------------- ----------------------------------------

International             0.80%

------------------------- ----------------------------------------
------------------------- ----------------------------------------

Large Company             0.32%

------------------------- ----------------------------------------
------------------------- ----------------------------------------

Balanced                  0.32%

------------------------- ----------------------------------------
------------------------- ----------------------------------------

High Yield                0.40%

------------------------- ----------------------------------------
------------------------- ----------------------------------------
Bond                      0.35%
------------------------- ----------------------------------------
------------------------- ----------------------------------------
Money Market              0.35%
------------------------- ----------------------------------------


         For the International Stock Portfolio, we pay Oechsle LLC the following agreed upon amounts based on that portfolio's average daily net assets:



                TOTAL ASSETS                 ANNUAL FEE
                 First $20 million             0.54%
                 Next $30 million              0.45%
                 Over $50 million              0.36%


PORTFOLIO MANAGERS

PORTFOLIO                 PORTFOLIO MANAGER(S)         EXPERIENCE

Small Company Stock       Brian J. Flanagan, CFA       Has been the portfolio manager since March 1, 1997.  Mr.
                          Assistant Portfolio          Flanagan has served in a number of investment roles with us.
                          Manager                      Since 1998, Mr. Flanagan has also been assisting in the
                                                       portfolio management of
                                                       the AAL Mid Cap Stock
                                                       Fund. From 1996 to 1998,
                                                       he served first as
                                                       analyst and later as
                                                       portfolio manager for the
                                                       small cap portfolio of
                                                       the AAL Savings Plan.
                                                       From 1994 to 1995, Mr.
                                                       Flanagan was the analyst
                                                       for the fixed-income
                                                       portfolio for the plan.

International Stock       Kathleen Harris              Managing the portfolio since it commenced operation on March
                          Portfolio Manager            2, 1998.  Both Ms. Harris and Mr. Roche are employees of
                                                       Oechsle, LLC, the sub-adviser.  Ms. Harris has been a
                          Sean Roche                   portfolio manager at Oechsle since January 1995.  Prior to
                          Portfolio Manager            this, she was portfolio manager and Investment Director for the State of Wisconsin Investment Board and a Fund manager and
                                                       Equity Analyst for Northern Trust Company.  Mr. Roche has been a general partner and portfolio manager with Oechsle since
                                                       1986.

Large Company Stock       David J. Schnarsky, CFA      Has been the portfolio manager since the portfolio commenced
                          Assistant Vice President     operations on June 14, 1995.  Mr. Schnarsky has also served as the portfolio manager of the equity portfolio of AAL's general account and for the AAL Savings Plan since 1991.  Mr.
                                                       Schnarsky has been employed by us since 1991.

Balanced                  Reginald L. Pfeifer, CFA.    Has been the portfolio manager since June 1, 1998.  Mr.
                          Vice President - Fixed       Pfeifer is also the portfolio manager of the mortgage-backed
                          Income                       and asset-backed securities portfolios of AAL's general
                                                       account.  He has served in this role since 1990.  Mr. Pfeifer has been employed by us since 1990.

High Yield Bond           Dave Carroll, CFA            Managing the High Yield Bond Portfolio since the portfolio
                          Portfolio Manager            commenced operation on March 2, 1998.  Currently, Mr. Carroll is also managing The AAL
                                                       High Yield Bond Fund,
                                                       which is one of The AAL
                                                       Mutual Funds. Prior to
                                                       this, he served as an
                                                       analyst and trader for
                                                       Cargill Financial
                                                       Services from January
                                                       through September 1996.
                                                       From 1986 to August 1995,
                                                       he was a second vice
                                                       president and portfolio
                                                       manager for Fortis
                                                       Advisers, Inc.

Bond                      R. Jerry                     Has been the portfolio manager since the portfolio commenced
                          Scheel                       operations on June 14, 1995.  Mr. Scheel is also the portfolio
                          Second Vice President of     manager of the industrial portfolio of AAL's general account.
                          Securities                   He has served in this role since the 1970's.  Mr. Scheel has been employed by us since 1971.

Money Market              Alan D. Onstad, CFA          Has been the portfolio manager since the portfolio commenced
                          Assistant Vice President     operations on June 14, 1995.  Mr. Onstad has also been the
                          of Securities.               portfolio manager of the utility portfolio of AAL's general account, and for the money market portfolio of the AAL Savings
                                                       Plan since 1985.  Mr. Onstad has been employed by us since
                                                       1973.


                                                        PERFORMANCE INFORMATION

         From time to time, we calculate and advertise performance information for different periods of time by quoting yields or total returns designed to inform you of the performance of a portfolio. We show yields and total returns based on historical performance but these yields and returns do not reflect charges or deductions against the relevant variable account or the relevant certificates. We expect each indexed portfolio (Small Company Stock, Large Company Stock and Bond) to track its respective index as closely as possible. However, a portfolio has operating expenses that an index does not, so a portfolio will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

[Sidebar: Performance Figures for Variable Products]

         Quotations of a portfolio's yield and total return do not reflect charges or deductions against the certificates or the variable account. Since you can only purchase shares of the portfolios through a Variable Annuity or Variable Life Insurance certificate, you should carefully review the account prospectus for information on additional charges and expenses. By excluding applicable expenses in performance quotations, it may look as though the performance of your interest in the portfolio is higher than it really is. You should keep in mind the effect of charges and expenses when comparing the portfolios' performances to those of other mutual funds. Please review carefully the yield and total return figures for the relevant subaccounts that accompany the yields and total returns quoted for the portfolios.

YIELDS AND TOTAL RETURNS

         Yield and total return quotations reflect the performance of a hypothetical investment during a specified period. These returns are based on historical performance and do not in any way indicate future performance. The yield of a portfolio refers to the income made by an investment over a 30-day period (a seven-day period for the Money Market Portfolio) expressed as a percentage. We calculate the yield by dividing the net investment income per share for the period by the price per share on the last day of that period. We annualize the yield and show it as a percentage. This means that we assume the income is earned for each 30-day period for twelve periods then we express this as a percentage. The effective yield for the Money Market Portfolio is calculated similarly, but for a seven-day period. The effective yield will be slightly higher than the yield quotation because of the compounding effect of the assumed weekly reinvestment.

         The total return of a portfolio refers to the percentage change in value of an investment in the portfolio. For this calculation, we assume all income and capital gains distributions are reinvested and a proportional share of portfolio expenses is deducted during a specified period of time. We calculate total returns for one-, five- and ten-year periods or for the life of the portfolio. Average annual total return is the constant rate of return over a specified period that is compounded annually.

         Whenever we advertise performance, we include standardized yield and total return information calculated in accordance with methods established by the SEC. We may also include other total return calculations (known as a nonstandardized calculation) such as cumulative rates of return or returns calculated for periods other than those prescribed by the SEC.

INDEX INFORMATION

         From time to time, we may compare the performance of the portfolios with that of their benchmark index. Four portfolios are considered to be indexed portfolios: Bond, Balanced (equity and bond portions), Large Company Stock and Small Company Stock. These portfolios are passively managed; securities that comprise the portfolio are the same as the securities in their respective index or a representative sample of securities in their index. The other portfolios (Money Market, International Stock and High Yield Bond) are actively managed; the portfolios' managers use their own discretion to determine whether to include a security in a portfolio. We may compare some of these actively managed portfolios to benchmark indexes to give you a perspective on the portfolios' performance.

S&P 500 and S&P SmallCap 600 Indexes

         Standard & Poor's (Standard & Poor's or S&P) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known index is the S&P 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. The companies whose stocks are included in this index tend to be the leading companies in leading industries within the U.S. economy. The weightings make each company's influence on the index' performance directly proportional to that company's market value. This characteristic has made the S&P 500 Index the investment industry standard for measuring the performance of portfolios comprised of large-capitalization stocks.

         Another index from Standard & Poor's we use as a benchmark is the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $29 million to $2.9 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P SmallCap 600 Index make it relatively easy to emulate. The easier it is to track an index, the more likely that a portfolio is to tracking the index' performance. As of March 1, 1998, we began investing in the stocks that make up the S&P SmallCap 600 Index and using the index for comparison purposes for our Small Company Stock Portfolio.

         Both the S&P 500 and the S&P SmallCap 600 Indexes are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stock to its indexes. Selection of a stock for inclusion in either S&P index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor's only relationship to the Fund is the licensing of the Standard & Poor's Marks, the S&P 500 Index and the S&P SmallCap 600 Index. These indexes are determined, composed and calculated by Standard & Poor's without regard to any particular portfolio of the Fund.

         "Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P 500(R)," "500," "Standard &Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL and the Fund. The Fund and the certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.



                             PRICING OF FUND SHARES


        Once each day that we are open for business, we determine the Net Asset Value (NAV) per share of any portfolio at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time. We do not determine the NAV on holidays observed by the Exchange or AAL. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. Some of the Portfolios hold securities that traded primarily on foreign exchanges. These exchanges may trade on weekends or other days when the portfolios do not price their shares. Accordingly, it is possible that the value of a portfolio's shares may change at times when those shares may not be purchased or redeemed.


        We compute the NAV of shares by dividing the total of each portfolio's assets, less all liabilities, by the total number of outstanding shares of that portfolio. We value securities owned by the portfolio for which market quotations are readily available at current market value. However, we value all securities of the AAL Variable Product Money Market Portfolio on the basis of its amortized cost, which approximates market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the Fund's Board of Directors.

                                   TAX MATTERS

         Since you do not own shares of the Fund directly, any transaction relating to either your variable product or savings plan results in tax consequences at that level. Please refer to the tax discussion in the applicable Account prospectus or your savings plan documents for more information.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the portfolios' financial performance for the period of the portfolios' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the portfolio assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, are included in the annual report. We will provide you with an annual report upon request.

[each portfolio's table on its own page]

----------------------------------------------------------------------------------------------------------------------
               AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $12.40       $14.88       $12.54        $10.99       $10.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.06         0.08         0.11          0.12         0.08

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized and unrealized gains (losses) on     1.43         (0.13)       3.05          1.86         0.99

investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    1.49         (0.05)       3.16          1.98         1.07

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.06)       (0.08)       (0.11)        (0.12)       (0.07)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                (0.63)       (2.35)       (0.71)        (0.31)       (0.01)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.69)       (2.43)       (0.82)        (0.43)       (0.08)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          0.80         (2.48)       2.34          1.55         0.99

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $13.20       $12.40       $14.88        $12.54       $10.99

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN  (B)                                   12.19%       0.14%        25.37%        18.19%       10.70%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $225,952     $198,321     $152,928      $70,209      $15,666

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.35%        0.35%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       0.49%        0.55%        0.81%         1.14%        1.43%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             30.51%       103.70%*     29.65%        20.14%       2.85%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.41%        0.43%        0.45%         0.75%        1.37%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       0.44%        0.47%        0.71%         0.74%        0.41%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(c) Calculated on an annualized basis
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

* Prior to March 1, 1998, the portfolio's objective was to approximate the performance of Wilshire Small Cap Index. Shareholders approved the change based on the Board of Directors' recommendation that the S&P SmallCap 600 Index better represents the performance of small cap stocks generally, and because this index reports performance information on a daily basis.

----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
--------------------------------------------------- ------------- ---------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net investment income                             0.06          0.09

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net realized and unrealized gains (losses) on     4.51          0.96

investments
--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

TOTAL FROM INVESTMENT OPERATIONS                    4.57          1.05

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net investment income                             (0.09)        -

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

  Net realized gains                                (0.09)        -

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

TOTAL DISTRIBUTIONS                                 (0.18)        -

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Net increase (decrease) in net asset value          4.39          1.05

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

NET ASSET VALUE:  END OF PERIOD                     $15.44        $11.05

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

TOTAL RETURN  (B)                                   41.50%        10.41%

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Net assets, end of period (in thousands)            $44,017       $15,595

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Ratio of expenses to average net assets (c)         0.80%         0.80%

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Ratio of net investment income to average net       0.74%         1.25%
assets (c)

--------------------------------------------------- ------------- ---------------
--------------------------------------------------- ------------- ---------------

Portfolio turnover rate                             45.08%        32.66%

--------------------------------------------------- ------------- ---------------
---------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

---------------------------------------------------------------------------------
--------------------------------------------------- ------------ ----------------

Ratio of expenses to average net assets(c)          1.13%        1.30%

--------------------------------------------------- ------------ ----------------
--------------------------------------------------- ------------ ----------------

Ratio of net investment income to average net       0.41%        0.75%
assets(c)

--------------------------------------------------- ------------ ----------------
---------------------------------------------------------------------------------
(a) From commencement of operations on March 2, 1998.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(c) Calculated on an annualized basis.
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
               AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $22.90       $18.06       13.83         $11.51       $10.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.25         0.24         0.23          0.23         0.11

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized and unrealized gains (losses) on     4.42         4.85         4.25          2.34         1.52

investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    4.67         5.09         4.48          2.57         1.63

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.25)       (0.24)       (0.23)        (0.23)       (0.11)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                (0.22)       (0.01)       (0.02)        (0.02)       (0.01)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.47)       (0.25)       (0.25)        (0.25)       (0.12)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          4.20         4.84         4.23          2.32         1.51

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $27.10       $22.90       $18.06        $13.83       $11.51

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN  (B)                                   20.52%       28.36%       32.59%        22.47%       16.39%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $873,762     $572,361     $318,475      $120,089     $23,138

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.32%        0.33%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       1.01%        1.20%        1.48%         1.97%        2.27%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             2.74%        1.49%        1.00%         1.77%        0.47%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.35%        0.38%        0.43%         0.63%        1.26%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       0.98%        1.15%        1.39%         1.69%        1.37%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(c) Calculated on an annualized basis.
----------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------
                     AAL VARIABLE PRODUCT BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $15.97       $14.05       $11.96        $10.92       $10.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.53         0.50         0.46          0.41         0.22

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized and unrealized gains (losses) on     1.19         2.17         2.09          1.05         0.92

investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    1.72         2.67         2.55          1.46         1.14

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.53)       (0.50)       (0.46)        (0.41)       (0.21)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                (0.44)       (0.25)       -             (0.01)       (0.01)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.97)       (0.75)       (0.46)        (0.42)       (0.22)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          0.75         1.92         2.09          1.04         0.92

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $16.72       $15.97       $14.05        $11.96       $10.92

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN  (B)                                   11.00%       19.27%       21.71%        13.65%       11.46%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $777,646     $545,337     $306,501      $126,518     $28,759

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.32%        0.33%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       3.26%        3.38%        3.62%         3.89%        4.07%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             16.91%       21.39%       6.86%         5.43%        2.29%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.36%        0.39%        0.43%         0.60%        1.15%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       3.22%        3.32%        3.53%         3.65%        3.27%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(c) Calculated on an annualized basis.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ---------------
                                                    Year Ended    Period Ended
                                                     12/31/99     12/31/98 (a)
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

NET ASSET VALUE: BEGINNING OF PERIOD                $8.95        $10.00

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net investment income                             0.89         0.74

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net realized and unrealized gains (losses) on     (1.26)       (1.05)

investments
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

TOTAL FROM INVESTMENT OPERATIONS                    (0.37)       (0.31)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net investment income                             (0.89)       (0.74)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

  Net realized gains                                -            -

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

TOTAL DISTRIBUTIONS                                 (0.89)       (0.74)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Net increase (decrease) in net asset value          (1.26)       (1.05)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

NET ASSET VALUE:  END OF PERIOD                     $7.69        $8.95

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

TOTAL RETURN  (B)                                   (4.45)%      (3.25)%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Net assets, end of period (in thousands)            $33,163      $27,965

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Ratio of expenses to average net assets (c)         0.40%        0.40%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Ratio of net investment income to average net       10.70%       9.54%
assets (c)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Portfolio turnover rate                             44.33%       25.43%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

--------------------------------------------------------------------------------
--------------------------------------------------- ------------ ---------------

Ratio of expenses to average net assets (c)         0.50%        0.54%

--------------------------------------------------- ------------ ---------------
--------------------------------------------------- ------------ ---------------

Ratio of net investment income to average net       10.61%       9.40%
assets (c)

--------------------------------------------------- ------------ ---------------
--------------------------------------------------------------------------------
(a) From commencement of operations on March 2, 1998.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(c) Calculated on an annualized basis.
--------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------
                       AAL VARIABLE PRODUCT BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $10.36       $10.15       $9.90         $10.23       $10.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.62         0.64         0.64          0.63         0.34

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized and unrealized gains (losses) on     (0.76)       0.21         0.25          (0.33)       0.23

investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    (0.14)       0.85         0.89          0.30         0.57

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.62)       (0.64)       (0.64)        (0.63)       (0.34)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                -            -            -             -            -

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.62)       (0.64)       (0.64)        (0.63)       (0.34)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          (0.76)       0.21         0.25          (0.33)       0.23

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $9.60        $10.36       $10.15        $9.90        $10.23

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN  (B)                                   (1.35)%      8.59%        9.37%         3.10%        5.80%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $56,361      $42,207      $26,710       $17,666      $9,363

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.35%        0.35%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       6.33%        6.26%        6.55%         6.51%        6.54%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             19.50%       18.29%       18.41%        11.65%       6.51%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.44%        0.48%        0.52%         0.68%        1.25%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       6.23%        6.13%        6.38%         6.18%        5.64%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(c) Calculated on an annualized basis.
----------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------
                   AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
                                                    Year Ended   Year Ended       Year      Year Ended   Period Ended
                                                     12/31/99     12/31/98       Ended       12/31/96    12/31/95 (a)
                                                                                12/31/97
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE: BEGINNING OF PERIOD                $1.00        $1.00        $1.00         $1.00        $1.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             0.05         0.05         0.05          0.05         0.03

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
  Net realized and unrealized gains (losses) on                  -            -             -            -
investments
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL FROM INVESTMENT OPERATIONS                    0.05         0.05         0.05          0.05         0.03

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

LESS DISTRIBUTIONS FROM:

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net investment income                             (0.05)       (0.05)       (0.05)        (0.05)       (0.03)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

  Net realized gains                                -            -            -             -            -

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL DISTRIBUTIONS                                 (0.05)       (0.05)       (0.05)        (0.05)       (0.03)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net increase (decrease) in net asset value          -            -            -             -            -

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

NET ASSET VALUE:  END OF PERIOD                     $1.00        $1.00        $1.00         $1.00        $1.00

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

TOTAL RETURN  (B)                                   4.94%        5.31%        5.33%         5.23%        3.02%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Net assets, end of period (in thousands)            $46,494      $33,571      $25,460       $17,125      $7,045

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.35%        0.35%        0.35%         0.35%        0.35%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       4.85%        5.20%        5.24%         5.10%        5.71%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Portfolio turnover rate                             N/A          N/A          N/A           N/A          N/A

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------

If the Portfolio had paid all of its expenses without the adviser's voluntary expense reimbursement, the ratios would be as follows:

----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of expenses to average net assets (c)         0.41%        0.44%        0.46%         0.65%        1.40%

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
--------------------------------------------------- ------------ ------------ ------------- ------------ -------------

Ratio of net investment income to average net       4.79%        5.11%        5.13%         4.80%        4.66%
assets (c)

--------------------------------------------------- ------------ ------------ ------------- ------------ -------------
----------------------------------------------------------------------------------------------------------------------
(a) From commencement of operations on June 14, 1995.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(b) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the periods shown.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
(c) Calculated on an annualized basis.
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------- -----------------------------------------------------------------------

                                 BOARD OF DIRECTORS  John O. Gilbert - Chairman of the Board
                                 OF THE FUND         F. Gregory Campbell
                                                     Woodrow E. Eno
                                                     Richard L. Gady
                                                     John H. Pender
                                                     Edward W. Smeds
                                                     Lawrence M. Woods

---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                                           OFFICERS

                                                     Robert G. Same - President
                                                     James H. Abitz - Vice President
                                                     Woodrow E. Eno - Vice President
                                                     Charles D. Gariboldi - Treasurer
                                                     Frederick D. Kelsven - Secretary


---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------

                   INVESTMENT ADVISER & DISTRIBUTOR  AAL Capital Management Corporation
                                                     222 West College Avenue
                                                     Appleton, WI  54919-0007

---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                                      TRANSFER AGENT Aid Association for Lutherans
                                                     4321 North Ballard Road
                                                     Appleton, WI  54919-0001
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
        SUB-ADVISER (INTERNATIONAL STOCK PORTFOLIO)  Oechsle International Advisors LLC
                                                     One International Place
                                                     Boston, MA 02110
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------

---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                                          CUSTODIAN  Citibank, N.A.
                                                     111 Wall Street
                                                     New York, NY  10043
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------

                                      LEGAL COUNSEL  Quarles & Brady LLP

                                                     411 East Wisconsin Avenue
                                                     Milwaukee, WI  53202
---------------------------------------------------- -----------------------------------------------------------------------
---------------------------------------------------- -----------------------------------------------------------------------
                               INDEPENDENT AUDITORS  Ernst & Young LLP
                                                     111 East Kilbourn Avenue
                                                     Milwaukee, WI  53202


                                                     PricewaterhouseCoopers LLP
                                                     Suite 1500
                                                     100 East Wisconsin Avenue
                                                     Milwaukee, WI 53202

                                                     As of March 14, 2000,
                                                     PricewaterhouseCoopers LLP
                                                     replaced Ernst &Young LLP
                                                     as Independent Accountant
                                                     to the AAL Variable Product
                                                     Series Fund, Inc.

---------------------------------------------------- -----------------------------------------------------------------------

[Back Cover Page]

ADDITIONAL INFORMATION



You can get the following Fund and account information free upon request:



Annual/Semi-Annual Report

                    Contains financial highlights, a list of securities holdings and a discussion of market conditions and their effects on the portfolios.

Statement of Additional Information (SAI)

                    Describes in more detail the policies and associated risks of the Fund and applicable account. This prospectus incorporates the SAI by reference (legally considers the SAI to be part of the prospectus).


How to get more information:

                   For variable products:

                   By telephone

                   800-225-5225

                   By mail

                   AAL Variable Products Service Center
                   4321 North Ballard Road
                   Appleton, WI  54919-0001

                   By e-mail

                   aalmail@aal.org

You can get copies of the PROSPECTUS, SAI AND ANNUAL REPORT by visiting the SEC's public reference room or by sending a request, with a fee to cover duplication costs, to the SEC's Public Reference Section (by phone 800/732-0330 or website www.sec.gov), Washington, DC 20549-6009



SEC file number:           811-8662



[AAL Logo]        [AAL Capital Management Corporation Logo]




                     AAL VARIABLE PRODUCT SERIES FUND, INC.

                             4321 North Ballard Road
                            Appleton, Wisconsin 54919
                                 (800) 225-5225
                                or (920) 734-5721

                       STATEMENT OF ADDITIONAL INFORMATION


                                Dated May 1, 2000

         This Statement of Additional Information (SAI) is not a prospectus but provides additional information which should be read in conjunction with the prospectus of the AAL Variable Product Series Fund, Inc. (the Fund), dated May 1, 2000. The terms used in this SAI, that are not otherwise defined, have the same meaning given to them in the prospectus. The Fund's prospectus may be obtained at no charge by writing or telephoning the Fund at the address and telephone number above. The Financial Statements of each portfolio and the independent accountant's report thereof, are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders (see "Financial Statements").

        The AAL Variable Product Series Fund, Inc. is an open-end diversified investment company, commonly called a mutual fund. The Fund is made up of seven separate portfolios, each with its own specific investment objective. Shares of the Fund are sold to two separate accounts and retirement plans. The separate accounts (the AAL Variable Annuity Account I, the AAL Variable Annuity Account II and the AAL Variable Life Account I) fund variable annuity and variable life insurance certificates (the certificates) offered by Aid Association for Lutherans (AAL). AAL Capital Management Corporation (AAL CMC) serves as the investment adviser to the Fund. AAL CMC will use its professional experience to help the portfolios to meet their individual objectives however, no assurance can be made that these objectives will be met. This SAI describes the following portfolios:


AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

         The portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

         The portfolio strives for long-term capital growth by investing primarily in foreign stocks.

AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

         The portfolio strives for investment results that approximate the performance of the S&P 500 Index, by investing primarily in common stocks of the index.

AAL VARIABLE PRODUCT BALANCED PORTFOLIO

         The portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Company Stock, Bond and Money Market Portfolios.

AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

         The portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds."

AAL VARIABLE PRODUCT BOND PORTFOLIO

         The portfolio strives for investment results similar to the total return of the Lehman Bond Index by investing primarily in bonds and other debt securities included in the index.

AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

         The portfolio strives for maximum current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.



                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



                                                                           Page
Description of the Fund
Investment Policies
Investment Strategies and Risks
Foreign Securities and Risks
Options and Futures
Temporary Defensive Purposes
Portfolio Turnover
Management of the Fund
Compensation of Directors
Investment Advisory and Other Services
Advisory Fees
Portfolio Transactions
Description of Shares
Purchase, Redemption and Pricing of Shares
Net Asset Value
Taxation of the Fund
Calculation of Performance Data
The S&P 500 Index
The Standard & Poor's SmallCap 600 Index
Disclaimers and Limitations of Liabilities of Standard & Poor's
Calculation of Performance Data
Financial Statements
Appendix: Bond Ratings

DESCRIPTION OF THE FUND


         The Fund is registered with the SEC as an open-end diversified management investment company. The Fund is a Maryland Business Corporation which we incorporated on June 14, 1994. The Fund currently consists of seven portfolios, each of which represents a separate series of shares of beneficial interest in the Fund. The Fund is the investment vehicle available to three separate accounts (the AAL Variable Annuity Account I, the AAL Variable Annuity Account II and the AAL Variable Life Account I) and certain corporate sponsored retirement accounts. We establisheded the variable accounts under the laws of the State of Wisconsin. We also registered them as unit investment trusts with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). Each variable account meets the definition of a separate account under the Federal securities laws. The rights of the variable accounts as shareholders of the Fund are distinguished from your rights as the certificate owners; however certain voting privileges are passed down to you. See the appropriate account prospectus for more information concerning your rights as a certificate owner.


         The SEC does not supervise the management or investment practices or policies of the variable accounts.

        The Fund may issue up to two billion shares of common stock, $.001 par value, in one or more series (portfolios) as the Board of Directors may authorize. Currently, the Directors have authorized seven portfolios that bear the designation of the names of the respective portfolios. The Directors may, in the future, authorize the issuance of more series of shares. Each share of a portfolio is entitled to participate on a pro rata basis in any dividend or other distribution declared by the Directors with respect to that portfolio. All shares of a portfolio have equal rights in the event of liquidation of that portfolio.

         We provided the initial capitalization of each portfolio.

         The Fund's Articles and Bylaws permit its Directors to issue up to 2 billion shares of common stock on a full or fractional share basis and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a portfolio. Each share represents an interest in a portfolio proportionately equal to the interest of each other share. If the Fund were to liquidate, all shareholders of a portfolio would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Directors may create additional classes of shares which may differ from each other only as to dividends or, as is the case with the portfolios, have separate assets and liabilities (in which case any such class would have a designation including the word "series").

         Income and operating expenses are generally allocated to the portfolio in which the related assets are held. In the event that there are any assets, income, liabilities or expenses which are not readily identifiable as belonging to any particular portfolio, the Directors will allocate them among any one or more of the portfolios in such manner and on such basis as the Directors, in their sole discretion, deem fair and equitable.

INVESTMENT POLICIES

          In addition to those policies mentioned in the Fund prospectus, the portfolios are subject to certain investment restrictions A portfolio may not:

o invest more than 25% of its total assets in securities of issuers whose principal business activities are in the same industry, excluding securities issued or guaranteed by the United States government or any of its agencies or instrumentalities; or

o invest more than 5% of its total assets in a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except that up to 25% of the portfolio's total assets may be invested without regard to this limitation and except that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Additionally, each portfolio operates under the following investment restrictions. A portfolio may not:

         (1) make any investment if, immediately thereafter, less than 75% of its total assets would be represented by (a) cash, receivables and other cash items, (b) securities issued by the U.S. government, its agencies or instrumentalities and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of such total assets. For purposes of this restriction, repurchase agreements fully collateralized by securities of the U.S. government, its agencies and instrumentalities shall be considered to be securities issued by the governmental entity in question, rather than by the repurchase agreement obligor;

         (2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may, to the extent consistent with its investment objectives and policies, make margin deposits in connection with transactions in options, futures and options on futures;

         (3) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads, or combinations thereof, except, to the extent consistent with its investment objectives and policies, transactions in options on securities or indexes, interest rate and index futures and options on such futures;

         (4) make loans to other persons, except that a portfolio reserves freedom of action, consistent with their other investment policies and restrictions and as described in the prospectus and this SAI, to (i) invest in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans, (ii) enter into repurchase agreements and (iii) lend portfolio securities, provided that no portfolio may lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (5) issue senior securities or borrow, except that a portfolio may borrow in amounts not in excess of 10% of its total assets, taken at current value and then only from banks, as a temporary measure for extraordinary or emergency purposes. The portfolios will not borrow to increase income but may borrow, among other things, to meet redemption requests which otherwise might require untimely dispositions of portfolio securities;

         (6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a portfolio except as may be necessary in connection with and subject to the limits in restriction (5);

         (7) underwrite any issue of securities, except to the extent that the purchase of securities directly from an issuer thereof in accord with a portfolio's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities a portfolio may be deemed an underwriter under federal securities laws;

         (8) purchase or sell real estate, provided that a portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (9) purchase or sell commodities or commodity contracts, except that, to the extent consistent with its investment objective and policies, a portfolio may purchase or sell interest rate and index futures and options thereon. For purposes of this restriction, foreign exchange contracts are not considered to be commodities contracts;

         (10) invest more than 25% of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance subsidiaries are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Nor does this restriction apply to investments by a portfolio in obligations of the U.S. government or any of its agencies or instrumentalities. Nor, with respect to the Money Market Portfolio, does this restriction apply to certificates of deposit, bankers' acceptances or similar obligations of domestic banking institutions;

         (11)     invest in oil, gas or mineral related programs or leases;

         (12) invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 15% of a portfolio's total assets (10% in the case of the Money Market Portfolio), taken at current value at the time of such investment, would be invested in such securities;

         (13) purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a portfolio's total assets to be invested in investment company securities, provided that (a) no investment will be made in the securities of any one investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by a portfolio or more than 5% of the value of a portfolio's total assets would be invested in such company and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization; or

         (14) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

         For purposes of any restrictions or limitations to which the Fund is subject, no portfolio, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed:

         (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument; or

         (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the portfolio does not hold directly in its portfolio.


         In pursuing their respective objectives, each portfolio may employ the investment techniques described in the prospectus and elsewhere in this SAI. Each portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that portfolio. Each of the restrictions, (1) through (14) above are not deemed fundamental policies, and therefore, may be changed without shareholder approval.


INVESTMENT STRATEGIES AND RISKS

         The portfolios may use the following applicable techniques in pursuit of their investment objectives:

LENDING PORTFOLIO SECURITIES

         Subject to restriction (4) under Investment Policies, a portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the portfolio. The portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of securities during the existence of the loan if, in the adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS AND BORROWING

         To earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the portfolios. In a typical repurchase agreement, we would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the portfolio's holding period. We require the sellers to post collateral (in cash, U.S. government securities or obligations issued by banks) in an amount at all times equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, decline in their value and loss of interest. We maintain procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. No portfolio may invest more than 15% (10% in the case of the Money Market Portfolio) of its total assets in repurchase agreements maturing in more than seven days or in securities that are subject to legal or contractual restrictions on resale or are otherwise illiquid.

        The Money Market Portfolio may enter into reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement involves a sale by the portfolio of securities that it holds concurrently with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. The portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the portfolio's securities is considered to be disadvantageous. Cash, U.S. government securities or other liquid high-grade debt obligations equal in value to the portfolio's obligations with respect to the reverse repurchase agreements, are segregated and maintained with the portfolio's custodian. The Money Market Portfolio's obligations under reverse repurchase agreements will be counted towards the limitation on the portfolio's borrowings, described below.

         We may borrow, but only from banks, for temporary or emergency purposes in amounts not exceeding 10% of a portfolio's total assets. We will repay any borrowings before we purchase any more securities for the portfolio. Any interest we pay on such borrowings will reduce a portfolio's net income.

STANDARD & POOR'S DEPOSITARY RECEIPTS

         The Large Company Stock Portfolio may, consistent with its objectives, purchase Standard & Poor's Depositary Receipts (SPDRs). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading or reducing transaction costs. The use of SPDRs would introduce additional risk to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. The Small Company Stock Portfolio may purchase an equivalent to SPDRs if available and under the same circumstances.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


         To ensure the availability of suitable securities, we may buy when-issued or delayed delivery securities for the Money Market, Bond, Balanced, International Stock and High Yield Bond portfolios. A portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the adviser deems it advisable for investment reasons. Generally, we will not pay for when-issued securities or start earning interest until we have received the underlying securities for the portfolios. At the time a portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid high-grade debt obligations of the portfolio, having a value at least as great as the purchase price of the securities to be purchased, will be identified on the books of the portfolio and held by the portfolio's custodian throughout the period of the obligation. The use of these investment strategies may increase NAV fluctuation. We do not speculate in when-issued securities for the portfolios. We purchase the securities with the expectation of acquiring the underlying securities when delivered. However, we sell when-issued securities before the settlement date when we believe it is in the best interest of a portfolio.


PRIVATELY ISSUED SECURITIES


         Commercial paper and other securities in which the Money Market Portfolio may invest include securities issued by major corporations without registration under the Securities Act of 1933 ("33 Act") in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through, or with, the assistance of investment dealers who make a market in it, thus providing liquidity. In the opinion of the adviser, Section 4(2) paper is no less liquid or salable than commercial paper issued without legal restrictions on disposition. However, regulatory interpretations currently in effect require that the portfolio will not purchase Section 4(2) paper if more than 10% of its total assets would consist of such paper and illiquid (including other restricted) securities.


ILLIQUID AND RESTRICTED SECURITIES

        Except for the Money Market portfolio, we may hold up to 15% of a portfolio's net assets in illiquid securities. We may hold up to 10% of the Money Market Portfolio's net assets in restricted and illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a portfolio, including securities we acquired in private placements that have restrictions on their resale (restricted securities). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. The Board of Directors has established procedures for determining the liquidity of portfolio securities and has delegated the day-to-day liquidity determinations to the adviser.


        Rule 144A permits certain qualified institutional buyers, such as the portfolios, to trade in privately placed securities not registered under the 33 Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a portfolio could adversely affect their marketability, causing us to sell the securities at unfavorable prices.


STRUCTURED SECURITIES

         The International Stock and the High Yield Bond Portfolios may invest in structured notes and/or preferred stocks. These securities have a value (i.e., principal amount at maturity and/or coupons or dividend amounts) linked to currencies, interest rates, commodities, indices or other financial indicators. Typically, these securities are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. For example, gold structured securities may provide for maturity values that depend on the price of gold, resulting in securities whose prices tend to rise and fall together with gold prices.

         In addition to the credit risk of the issuer and the normal risks of changes in interest rates, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero and any further declines in the value of the underlying instrument may then reduce the redemption amount payable at maturity. Finally, structured securities may have more volatility than the price of the underlying instrument.

INVESTING IN BONDS VERSUS INVESTING IN A PORTFOLIO

         Investing in a portfolio that owns bonds is not the same as buying an individual bond. Both bonds and portfolios owning bonds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a portfolio may include a constantly changing pool of bonds with differing interest rates and maturity prices. Both share prices and dividends may fluctuate in a portfolio owning bonds.

INTEREST RATE RISK

         For the Money Market, Bond, Balanced and High Yield Bond Portfolios, you can expect that interest rate changes will significantly impact the value of your portfolio investments. Supply and demand as well as economic monetary policies influence interest rates. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held as assets in a portfolio and vice versa. As a result, interest rate fluctuations will affect a portfolio's net asset values but not the income received from its existing investments. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the portfolios will vary over time, we cannot assure a specific yield on a portfolio's shares.

         Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short duration.

         Income-producing equity securities generally pay higher than average dividends. Due to the regular payment of higher dividends, these securities, like bonds, are more sensitive to interest rate levels than other equity securities.

INVESTMENT GRADE AND MEDIUM GRADE BOND INVESTMENTS

         We may purchase investment grade bonds for the Bond, Balanced, International and High Yield Bond Portfolios. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a Nationally Recognized Statistical Rating Organization (NRSRO), such as BBB or better by Duff and Phelps Credit Rating Co. (Duff & Phelps) and Standard & Poor's Corporation (Standard & Poor's) or Baa or better by Moody's Investors Services, Inc. (Moody's). Securities rated in the fourth highest category, such as BBB by Duff & Phelps or Standard & Poor's or Baa by Moody's, are considered medium grade bonds and are more sensitive to economic changes and have speculative characteristics. If a bond in a portfolio has lost its rating or has its rating reduced, we do not have to sell the security, but we will consider the lost or reduced rating in determining whether that portfolio should continue to hold the bond.

         To the extent that the ratings accorded by Moody's, S&P or Duff & Phelps for debt securities may change as a result of changes in such organization or changes in their rating systems, a portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies. For a description of certain ratings applied by rating services to debt securities, please refer of the Appendix to this SAI.

VARIABLE RATE DEMAND NOTES

         All of the portfolios may purchase variable rate securities. The Money Market Portfolio may purchase variable rate securities (the yields will vary in relation to changes in specific money market rates, such as the prime rate) with actual maturities of 397 days or more, but only under conditions established by the Securities and Exchange Commission rules that permit such securities to be considered as having maturities of less than 397 days. We intend to invest in these longer-term variable rate securities only when, in our view, we may be able to take advantage of the higher yield that is usually paid on these securities over other short-term securities and it appears to us that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. We also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.

MORTGAGE-BACKED SECURITIES

         For the Bond, Balanced and High Yield Bond Portfolios, we may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Housing Authority. GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. We may also invest in conventional mortgage-backed securities, which are packaged by private corporations and are not guaranteed by the U.S. government. We will invest in the securities of a particular agency only when the portfolio manager is satisfied that the credit risk is minimal.

         Mortgage-backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance.

         We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities tend to accelerate. Payments are amortized and consist of a portion paying interest and a portion paying principal. In some cases prepayments are made where additional payments are applied to the principal to reduce the time of the loan. Accordingly, any prepayments on mortgage-backed securities that we hold for a portfolio reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the portfolio. If we buy any mortgage-backed securities for a portfolio at a premium, the portfolio receives prepayments, if any, at par or stated value, which lowers the return on the portfolio. Finally, the risk of prepayment tends to cause the value of a portfolio's investments in mortgage-backed securities to increase less in times of decreasing interest rates and decline more in times of increasing interest rates. On the other hand, these securities tend to have a higher yield than do securities with no prepayment feature.

COLLATERALIZED MORTGAGE-BACKED SECURITIES

         The Bond, Balanced and High Yield Bond Portfolios may invest in commercial mortgage-backed securities that include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues are relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-back securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

         The Bond, Balanced, and High Yield Bond Portfolios may invest in mortgage-backed securities, including Collateralized Mortgage Obligations (CMOs) and multi-class pass-through securities, which are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued a specified coupon rate and has a stated maturity or final distribution date. Principal payments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturity or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a CMO's series in many ways. In a common structure, payment of principal on the underlying mortgages are applied according to scheduled cash flow priorities to classes of a CMO's series.

         There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities ("mortgage assets"). There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of principal payments of the underlying pool of mortgage assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

         Each portfolio may not invest more than 7.5% of its net assets in any IOs, POs, inverse floaters or accrual bonds at any one time or more than 15% of its net assets in all such obligations at any one time. Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the portfolios to attempt to protect against a reduction in the income earned on the portfolios' investments due to a decline in interest rates. The portfolios would be adversely affected by the purchase of such CMOs in the event of a increase in the interest rates because the coupon rate thereon will decrease as interest rates increase and, like other mortgage-backed securities, the value will decrease as interest rates increase.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield-to-maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses even if the IO class is rate AAA. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

         An accrual or Z bondholder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate and this accrued interest is added to the amount of principal that is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest that was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates affect the date at which cash payments begin to be made on a Z tranche and therefore also influence its market value.

HIGH YIELD "JUNK" BONDS

         The International Stock and High Yield Bond Portfolios invest in high-yield, high risk bonds, with The High Yield Bond Portfolio normally investing at least 65% of its total assets in such securities. While the market for high-yield bonds has existed for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. From 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior default levels. However, the default rate decreased subsequently.

         The primary risk of investing in the high-yield sector is the credit risk. Bonds rated below investment grade have greater risks of default than investment grade bonds (including medium grade bonds) and, may in fact, be in default. Issuers of high-yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high-yield bonds will likely rise.

         The High Yield Bond Portfolio may invest in lower-rated asset and mortgage-backed securities, including interest in pools of lower-rated bonds, consumer loans or mortgages, commercial mortgage-backed securities or complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. These bonds also may be subject to prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tend to accelerate. Accordingly, any prepayments on these securities held by the portfolio reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

         Frequently, high-yield bonds are less liquid than investment grade bonds. In some cases, these bonds have no resale market at all. As a result, these bonds are more difficult to price accurately and are subject to price volatility. We may experience difficulty in valuing the high-yield securities in these portfolios or purchasing or disposing of them on favorable terms, particularly during adverse market or economic conditions. In the event of an illiquid market or in the absence of readily available market quotations for certain high-yield bonds in the portfolios, our judgment will play a greater role in valuing the securities.

         Certain high-yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind ("PIK") bonds, which are issued at deep discounts, may experience greater volatility in market value. Asset and mortgage-backed securities, including collateralized mortgage obligations, in addition to greater volatility, may carry prepayment risks.

FOREIGN SECURITIES AND RISKS

        The portfolios may invest in foreign securities domestically through American Depository Receipts (ADRs) and securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. The International Stock Portfolio may invest in foreign securities other than ADRs and may invest in ADRs without limit. Foreign securities may present a greater degree of risk (including risks related to tax provisions or appropriation of assets) than do securities of domestic issuers.

         The International Stock Portfolio normally invests at least 65% of its total assets in foreign securities primarily trading in at least three different countries, not including the U.S. We invest in a variety of different regions and countries including BUT NOT LIMITED TO Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

         Typically, we consider a stock to be a "foreign stock" if it is issued by a company that is domiciled in a particular country if it:

(1)      is organized under the laws of that country;

(2)      has at least 50% of the value of its assets located in that country; or

(3) derives at least 50% of its income from operations or sales in that country.

         For stocks that do not meet the above domicile criteria, we make a good-faith determination based on such factors as the location of issuer's assets, personnel, sales and earnings.

FOREIGN SECURITIES

         The Large Company Stock and Small Company Stock Portfolios and the stock component of the Balanced Portfolio may invest in the common stock of foreign corporations, including ADRs, but only if such securities are listed and traded on a U.S. national securities exchange. The Bond and High Yield Bond Portfolios and the bond component of the Balanced Portfolio may invest in debt securities of foreign issuers that are payable in U.S. dollars. The Money Market Portfolio and the money market component of the Balanced Portfolio may invest in short-term Eurodollar and Yankee bank obligations. Foreign securities may represent a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

         The International Stock Portfolio may invest in ADRs without limit. ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The International Stock Portfolio may invest in sponsored and unsponsored ADRs.

         In addition to ADRs, The International Stock Portfolio may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets and EDRs and CDRs (in bearer form) in European markets. The adviser and sub-adviser for the International Stock Portfolio consider investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for purposes of diversification.

FOREIGN INVESTING EXPENSES

         Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, portfolios that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities. In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a portfolio that invests in foreign securities does not mean that the portfolio has higher expenses than others with similar investment policies and percentages of assets invested in foreign securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because all of the portfolios except the Money Market Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the portfolios may enter into foreign currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency as well as convert foreign currency to other foreign currencies. A portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

         Foreign securities have currency risk, meaning the risk that changes in foreign currency exchange rates and exchange control regulations will affect favorably or unfavorably the U.S. dollar value of these securities (and any income generated from them). To manage this risk and facilitate the purchase and sale of foreign securities for a portfolio, we may engage in foreign currency transactions involving:

o the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date);

o    options on foreign currencies;

o    currency futures contracts; or

o    options on currency futures contracts.

     A forward foreign currency exchange contract is an obligation by a portfolio to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a portfolio's securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.

     The portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a portfolio's long-term investment decisions, the portfolios will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

RISKS OF INVESTING IN FOREIGN SECURITIES

         Foreign investments may involve risks that are in addition to the risks inherent in U.S. securities. In many countries there is less public information available about issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a portfolio may incur costs in converting securities denominated in foreign currencies into U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a portfolio's income without providing a tax credit to shareholders.

Currency Risk

         Even though a portfolio may hold securities denominated or traded in foreign securities, we measure a portfolio's performance in terms of U.S. dollars, which may subject the portfolio to foreign currency risk. Foreign currency risk is the possibility that the U.S. dollar value of foreign securities (and any income generated therefrom) held by a portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a portfolio may go up or down as the value of the dollar rises or falls compared to a foreign currency. Obtaining and enforcing judgments, when necessary, in foreign countries may be more difficult and expensive than in the U.S.

Liquidity Risk

         Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. The lower liquidity in a foreign market can affect our ability to purchase or sell blocks of securities and obtain the best price in the foreign market for a security. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause us to lose opportunities for favorable purchases elsewhere and interest income. Also, foreign markets may trade on days when the portfolios do not value their portfolios. This means that a portfolio's net asset value can change on days when you cannot access your account. We may incur extra costs for a portfolio when involved in currency hedging. For example, restrictions on converting a foreign currency into U.S. dollars may adversely affect the value of a portfolio.

Political, Economic and Market Risks

         The degree of political and economic stability varies from country to country. If a country seizes money from foreigners or nationalizes an industry, a portfolio may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of a portfolio's investment in any foreign country. Although this portfolio intends to invest in securities of issuers of stable and developed countries, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.

Governmental Regulation

         Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

Nonuniform Corporate Disclosure Standards

         Many countries have laws making information on publicly-traded companies, banks and governments unavailable, more difficult to obtain or incomplete. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.

OPTIONS AND FUTURES

FINANCIAL FUTURES CONTRACTS AND OPTIONS

        Except for the Money Market Portfolio, we may engage in options, futures and options on futures transactions for the portfolios, but only for bona fide hedging or other permissible risk management purposes. Specifically, each portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract margin deposit; in addition, a portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent no more than 33% of the portfolio's assets. We may use these strategies for several reasons:

o    to maintain cash reserves while simulating full investment;

o    to facilitate trading;

o    to reduce transaction costs; or

o    to hedge against price movements.

          Our ability to use futures and options transactions successfully depends upon our skill for predicting the level and direction of the securities, options and futures markets, interest rates and other factors. An incorrect prediction may make the implementation of the hedging strategy in furtherance of a portfolio's investment objectives difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, an incorrect prediction on the changes in the level and direction of interest rates could cause us to have a lower return for the portfolio than it would have had if we had not attempted the hedging transaction. In the absence of the ability to hedge, however, we might make other portfolio decisions in anticipation of the same market movements with similar investment results, but, most likely, at greater transaction costs.

         All portfolios except the Money Market Portfolio may write (sell) covered call options to provide additional revenue and to reduce the effect of price fluctuations in that portfolio's securities. In addition, through the purchase of options and the purchase and sale of futures contracts and related options, these portfolios may at times seek to enhance current returns or to hedge against a decline in the value of currently owned securities or an increase in the price of securities intended to be purchased. Options and futures contracts may also be used to facilitate trading, reduce transaction costs or to simulate full investment while maintaining cash reserves.

         Additional types of options, futures contracts, futures options and related strategies that are not described in the Fund's prospectus or this SAI also may be employed if approved by the Board of Directors and if their use is consistent with the portfolio's investment objective.

OPTIONS ON SECURITIES AND INDEXES

         Options may be purchased and sold on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade or similar entities or quoted on NASDAQ. In addition, agreements sometimes called cash puts may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from ("call") or sell to ("put") the writer of the option of the security underlying the option (or the cash value of a multiple of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

         A portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. For a call option on an index, the option is covered if the portfolio maintains, in a segregated account with its custodian, cash or cash equivalents equal to the contract value. A call option also is covered if the portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is covered if the portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the portfolio desires.

         The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by a portfolio is an asset of the portfolio. The premium received for an option written by a portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OPTIONS ON FOREIGN STOCK INDEXES

         For the International Stock Portfolio, the effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Stock portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the portfolio realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the portfolio of options on stock indexes will be subject to the sub-adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The portfolio will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

         When the portfolio writes an option on a stock index, the portfolio will establish a segregated account with its custodian or with a foreign sub-custodian in which the portfolio will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option and will maintain the account while the option is open.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         All portfolios except the Money Market Portfolio may use interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

         Use of futures could facilitate the handling of portfolio cash flows and trading and reduce transaction costs. Futures would not be used by the Bond, Large Company Stock and Small Company Stock Portfolios for hedging purposes but to gain exposure to the underlying indices with available cash. The S&P 500 Index Future would be the instrument used to gain S&P 500 Index exposure in the Large Company Stock Portfolio. The Russell 2000 Index future would be the instrument used to gain small-capitalization market exposure in the Small Company Stock Portfolio. The Russell 2000 Index futures contract was introduced on the Chicago Mercantile Exchange on February 3, 1993, and has become the most liquid of the small-capitalization index futures.

         A public market exists in futures contracts covering a number of other indexes, as well as the following financial instruments: U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar time deposits. It is expected that other futures contracts will be developed and traded. A portfolio may engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Directors, they are appropriate in carrying out the investment objectives of the portfolio.

         The portfolios may purchase or write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade or similar entity or quoted on an automated quotation system. Options on futures contracts may be liquidated without exercise if the portfolio enters into an offsetting position in the identical option prior to the expiration date.

         When a purchase or sale of a futures contract is made by a portfolio, the portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a portfolio but is instead settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each portfolio will mark to market its open futures positions.

         In similar fashion, a portfolio also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the portfolio.

LIMITATIONS ON OPTIONS AND FUTURES

         A portfolio will not enter into a futures contract or purchase or write an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held and options thereon written by that portfolio plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in the money," would exceed 5% of the portfolio's net assets. A call option is "in the money" if the price of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the price of the futures contract that is the subject of the option.

         When purchasing a futures contract or writing a put on a futures contract, a portfolio must maintain, in a segregated account with its custodian, cash or cash equivalents which, when added to the related initial margin maintained by the portfolio, equals the market value of such contract. When writing a call option on a futures contract, the portfolio similarly will maintain with its custodian cash or cash equivalents which, when added to the related initial margin maintained by the portfolio, at all times equals the amount such option is in the money until the option expires or is closed out by the portfolio.

         A portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

TAXATION OF OPTIONS AND FUTURES

         If a portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options and futures options, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security
(call) or reduces the cost of the security purchased (put). For cash settlement options and futures options, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         A portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the portfolio will realize a capital gain or, if it is less, the portfolio will realize a capital loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than six months prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long term. The holding period of the securities covering an "in the money" option will not include the period of time the option is outstanding.

         If an option written by a portfolio expires, the portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a portfolio expires unexercised, the portfolio realizes a capital loss equal to the premium paid.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the portfolio realizes a capital gain or if it is more, the portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the portfolio realizes a capital gain or if it is less, the portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or expiration date. If a portfolio delivers securities under a futures contract, the portfolio also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options (other than an option on a stock), futures and futures options positions ("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) which are intended to hedge against a change in the value of securities held by a portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         In order for each portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each portfolio intends to distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the portfolio's other investments and shareholders are advised of the nature of the payments.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES

         There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a portfolio seeks to close out an option position. If a portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expires without exercise. As the writer of a covered call option, a portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a portfolio, the portfolio would not be able to close out the option. If restrictions on exercise were imposed, the portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the portfolio is covered by an option on the same index purchased by the portfolio, movements in the index may result in a loss to the portfolio; however, such losses may be mitigated by changes in the value of the portfolio's securities during the period the option was outstanding.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying index or debt instrument. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures; futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments owned or eligible to be acquired by the portfolios and the instruments underlying the standard contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures or futures option position and the portfolio would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

TEMPORARY DEFENSIVE PURPOSES

         For the International Stock and High Yield Bond Portfolios we have a temporary defensive position policy that allows us to invest up to 100% of a portfolio's total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; commercial paper rated at the time of purchase in the highest rating category by NRSROs; and bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

        We may invest up to 100% of the International Stock Portfolio's total assets in U.S. securities or in securities primarily traded in one or more foreign countries or up to 100% in debt securities.

PORTFOLIO TURNOVER

         We expect all of the portfolios to have a portfolio turnover of less than 100%. We do not calculate a portfolio turnover rate for the Money Market Portfolio because of the short maturities of its investments.

         Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for a portfolio and may realize more taxable gains than in portfolios with less turnover, which may result in an increase in a portfolio's expenses and lower returns for shareholders. We may trade for a portfolio at a portfolio turnover rate significantly exceeding 100%, when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains.

         For more information on transaction expenses and taxes, please refer to the sections in this SAI entitled Portfolio Transactions, Dividends, Distributions and Taxes, and Performance Information.

MANAGEMENT OF THE FUND


        Fund officers, officers of AAL CMC and officers of AAL are responsible for the day-to-day operations of the Fund. The Fund's Board of Directors decides matters of general policy and reviews the activities of the Fund's adviser and the Fund's officers.

THE ADVISER AND AAL

         AAL CMC is the adviser to the Fund. AAL CMC and its parent, AAL, have extensive investment management experience. Currently, AAL manages over $20 billion in assets for its insurance portfolios. AAL's principal business is selling insurance and other financial products to its members including: life, disability income, long-term care and Medicare supplement insurance and annuities to its members. In addition to the advisory services it provides to the Fund, AAL CMC also serves as investment adviser to The AAL Mutual Funds and provides mutual fund administrative services and distribution services. The AAL Member Credit Union, another AAL affiliate, offers credit union services. Membership is open to Lutherans and their families.


         AAL was organized on November 24, 1902, as a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the state of Wisconsin as a non-stock, non-profit corporation. The principal address of the adviser is 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.


        AAL CMC has entered into an Investment Advisory Agreement with the Fund. Pursuant to this agreement, AAL CMC manages the investment and reinvestment of the Fund's assets and supervises the Fund's daily business affairs, subject to the supervision of the Fund's Board of Directors. AAL CMC provides the Fund with the personnel and facilities necessary to manage the Fund. AAL CMC formulates and implements a continuous investment program for the portfolios consistent with each portfolio's investment objectives, policies and restrictions.

        Generally, AAL CMC will reimburse the Fund for substantially all of its operating expenses other than investment advisory fees, brokerage commissions and any extraordinary items such as litigation expenses or income tax liabilities. Notwithstanding the reimbursement, each portfolio will bear all of its operating expenses that are not specifically assumed by AAL CMC, including: interest and taxes; brokerage commissions; insurance premiums; compensation and expenses for those Directors who are not affiliated with AAL CMC; independent legal and audit expenses; fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of dividends; fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; Fund or portfolio organizational expenses; expenses of preparing, printing and mailing Fund reports, notices, proxy material and prospectuses to shareholders of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; dues of, or assessments of, or contributions to, the Investment Company Institute or any successor or other industry association; such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto; and cost of daily valuation of each of the portfolio's securities and net asset value per share. AAL CMC may withdraw this undertaking on 30-days' written notice to the Fund. AAL CMC has informed the Fund's Board of Directors that it currently intends to bear all of the Fund's operating expenses, other than those specified immediately above, through at least December 31, 2000.


BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

         The Directors and executive officers of the Fund and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Directors and officers is 4321 North Ballard Road, Appleton, WI 54919-0001:



NAME, ADDRESS AND AGE                 POSITION WITH THE FUND  PRINCIPAL OCCUPATION

John O. Gilbert dob 8/30/42           Director*               President and Chief
                                                              Executive Officer
                                                              Aid Association for Lutherans

Woodrow E. Eno d/o/b 4/5/46           Director*               Senior Vice President, Secretary and
                                      Vice                    General Counsel, Aid Association for
                                      President               Lutherans; Chairman of the Board for AAL
                                                              Capital Management Corporation


Richard L. Gady  dob 2/28/43          Director                Vice President
One Con Agra Drive                                            Public Affairs and Chief Economist
Omaha, NE 68102-5001                                          ConAgra, Inc. (agribusiness)

F. Gregory Campbell dob 12/16/39      Director                President
2001 Alford Park Drive                                        Carthage College
Kenosha, WI 53140

John H. Pender                        Trustee                 Retired; formerly Senior Vice-President
d/o/b  5/25/30                                                And Chief Investment Officer,
1056 S. Manzanita Ave.                                        Aid Association for Lutherans
Palm Springs, CA 92264


Edward W. Smeds dob 2/15/36           Director                Retired; President of Customer Service and
6814 Pelican Bay Blvd.                                        Operations, Kraft Foods (food and
Naples, FL  34108                                             agriculture)

Lawrence M. Woods dob 4/14/32         Director                Retired; formerly
524 Sunset Drive                                              Executive Vice President and Director
Worland, WY 82401                                             Mobil Oil Corporation


Robert G. Same dob 7/25/45            President               Vice President, Chief Compliance Officer
                                                              and Deputy Counsel, Aid Association for
                                                              Lutherans; President AAL Capital Management
                                                              Corporation

James H. Abitz dob 5/27/45             Vice President         Vice President, Investments
                                                              Aid Association for Lutherans;
                                                              Senior Vice President
                                                              AAL Capital Management Corporation

Charles D. Gariboldi                  Treasurer               Assistant Vice-President, Fund Accounting,
d/o/b  12/31/59                                               Aid Association for Lutherans

Joseph R. Mauel                       Assistant Treasurer     Director, Fund Accounting
d/o/b  11/26/59

Todd J. Kelly                         Assistant Treasurer     Manager of Mutual Fund Accounting, Aid
d/o/b  8/15/69                                                Association for Lutherans

Frederick D. Kelsven                  Secretary               Assistant General Counsel, Aid Association
d/o/b  2/9/47                                                 for Lutherans; Vice-President and Chief
                                                              Compliance Officer, Aetna Retirement
                                                              Services (financial services); Director of
                                                              Compliance, Nationwide Financial Services
                                                              (financial services)

Steven J. Fredricks dob 7/25/70       Assistant Secretary     Assistant General Counsel
                                                              Securities and Investment Law,
                                                              Aid Association for Lutherans

* Denotes Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940.

COMPENSATION


         The following table shows the compensation paid to the Directors* of the Fund for the year ended December 31, 1999:




                                             PENSION OR
                                             RETIREMENT BENEFITS                              TOTAL COMPENSATION
                                             ACCRUED AS PART OF       ESTIMATED ANNUAL        FROM FUND AND AAL
                         AGGREGATE           FUND EXPENSES            BENEFITS UPON           FUND COMPLEX**
NAME, POSITION           COMPENSATION                                 RETIREMENT              PAID TO DIRECTORS
                         FROM FUND

John O. Gilbert,              -0-                 -0-                    -0-                    -0-
Director

Woodrow E. Eno,               -0-                 -0-                    -0-                    -0-
Director

Richard L. Gady,            $5,000                -0-                    -0-                  $30,000
Director

F. Gregory Campbell,        $5,000                -0-                    -0-                  $30,000
Director

John H. Pender,             $5,000                -0-                    -0-                  $30,000
Director

Edward W. Smeds,            $5,000                -0-                    -0-                  $30,000
Director

Lawrence M. Woods,          $5,000                -0-                    -0-                  $30,000
Director

* The Fund did not pay any compensation to its executive officers during this period.

** The AAL Fund Complex includes The AAL Mutual Funds with respect to which each of the Fund's independent directors serves as a trustee.

PRINCIPAL HOLDERS OF SECURITIES


         As of March 31, 2000, AAL owned of record and beneficially the percentages of each portfolio's outstanding shares as shown below. AAL, which was organized in 1902 under the laws of the State of Wisconsin, is located at 4321 North Ballard Road, Appleton, Wisconsin 54919.





                          AAL Ownership for Its Own         AAL Ownership through
                                   Account              Separate Accounts or through
                                                            the AAL Savings Plan

Small Company Stock Portfolio        0.00                             100%
International Stock Portfolio        22.98                            77.02
Large Company Stock Portfolio        0.00                             100%
Balanced Portfolio                   0.00                             100%
High Yield Portfolio                 44.79                            55.21
Bond Portfolio                       0.00                             100%
Money Market Portfolio               0.00%                            100%



         To the knowledge of the Fund, no certificate owner beneficially owns five percent or more of any portfolio.


         As of March 31, 2000, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any portfolio.


INVESTMENT ADVISORY AND OTHER SERVICES

         The advisory agreement provides that, subject to Section 36 of the Investment Company Act of 1940 (the 1940 Act), the adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.



         The Fund has agreed to use its best efforts to change its name if the adviser ceases to act as such with respect to the Fund and the continued use of the Fund's present name would create confusion in the context of the adviser's business.


         The advisory agreement was most recently approved by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of any party to the agreement, on December 3, 1999. The advisory agreement terminates automatically upon assignment or at any time without penalty by vote of the Fund's Board of Directors or, with respect to any portfolio, by the vote of a majority of the outstanding shares of such portfolio or by the adviser, in each case on 60-days' written notice to the other party.

         AAL CMC receives an investment advisory fee as compensation for providing services to the Fund. The fee for the Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios, is a daily charge equal to an annual rate of 0.35% of the average daily net assets of each portfolio up to $250,000,000 and 0.30% of the average daily net assets of each portfolio in excess of that amount. The advisory fee for the International Stock Portfolio is a daily charge equal to an annual rate of .80% of the average daily net assets of the Portfolio. From this amount the sub-adviser is paid the following fee based on assets under management:


                TOTAL ASSETS                 ANNUAL FEE
        First $20 million                      0.54%
        Next $30 million                       0.45%
        Over $50 million                       0.36%

         The advisory fee for the High Yield Bond Portfolio is a daily charge equal to an annual rate of 0.40% of the average daily net assets of the Portfolio.


         The table below shows the amount of the advisory fees that each portfolio paid to the adviser for the past three years.


                                         YEAR ENDED       YEAR ENDED          YEAR ENDED
                                     DECEMBER 31, 1999 DECEMBER 31, 1998   DECEMBER 31, 1997
                                     ----------------- ------------------- -----------------

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

Small Company Stock Portfolio            684,092            628,572              383,123

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

International Stock Portfolio            199,082             85,674                N/A

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

Large Company Stock Portfolio           2,264,468          1,454,419             754,142

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

Balanced Portfolio                      2,115,998          1,403,423             721,800

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

High Yield Bond Portfolio                125,283             79,906                N/A

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

Bond Portfolio                           176,714            111,756              73,743

------------------------------------ ----------------- ------------------- --------------------
------------------------------------ ----------------- ------------------- --------------------

Money Market Portfolio                   138,690            $101,533             $74,988

------------------------------------ ----------------- ------------------- --------------------


     Currently, there are no service agreements in place between the Fund and any other party





SUB-ADVISER

         We entered into a sub-advisory agreement with Oechsle LLC in accordance with the requirements of the Investment Company Act of 1940. Oechsle LLC serves as sub-adviser to the International Stock Portfolio pursuant to the terms of the sub-advisory agreement. Oechsle, LLC is a Delaware limited liability company. Oechsle, LLC has been registered as an investment adviser since 1986. As of December 31, 1999, Oechsle manages over $19.0 billion in assets.

         Under the sub-advisory agreement, Oechsle LLC determines which securities and other investments will be purchased, retained or sold for the International Stock Portfolio; places orders for the portfolio; manages the portfolio's overall cash position; and provides the adviser with foreign broker research and a quarterly review of international economic and investment developments. The adviser, among other things, assists and consults with Oechsle in connection with the International Stock Portfolio's continuous investment program; reviews the portfolio's investment policies and restrictions and recommends appropriate changes to the Board of Directors; and provides the Board of Directors with information concerning relevant economic and political developments. Oechsle LLC provides services under this agreement in accordance with the portfolio's investment objectives, policies and restrictions. Unless sooner terminated by the adviser or Board of Directors upon 60- days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

CODE OF ETHICS

         Rule 17j-1 promulgated under Section 17(j) of the Investment Company Act of 1940 makes it illegal for persons associated with the Fund, the adviser or sub-adviser, who have knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect the Fund against such conduct, the Fund, the adviser and sub-adviser have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The code of ethics do not prohibit persons who have knowledge of the Fund's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds' portfolio securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits them.


PORTFOLIO TRANSACTIONS


        We (and, with respect to the International Stock Portfolio, Oechsle LLC) direct the placement of orders for the purchase and sale of the Fund's securities. In directing orders, we will consider a number of factors to attain what we believe is the best combination of price and execution for the portfolios including when we believe that more than one broker or dealer is capable of providing the best combination of price and execution in a transaction. Normally we will select a broker or dealer who furnishes brokerage and research services. In addition to the Fund, we make investment decisions for our general account and other clients. If these entities desire to buy or sell the same securities at about the same time, combined purchases and sales may be made and allocated at the average net unit price for the securities and, as nearly as practicable, on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. It is possible that this procedure could have a detrimental effect on the price or volume of the security to be purchased or sold. However, as far as a portfolio is concerned, we believe that this procedure would generally contribute to better overall execution of the Fund's portfolio transactions, including the realization of lower commission rates and advantageous prices. For example, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund. Where combined purchases and sales are not made, volume transactions and any resulting benefit, of course, would not be available. We do not expect that the opportunity to make such combined purchases and sales will arise in the ordinary course of its business.


         The costs of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.


         For securities traded primarily in the over-the-counter market, the dealers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, we seek the best combination of price and execution.

         In determining which brokers and dealers provide best price and execution, we look primarily to the price quoted by the broker or dealer, and normally places orders with the broker or dealer through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a portfolio, we will consider all factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

         Assuming equal execution capabilities and price, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. We may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the portfolios' net asset values and other information provided to the Fund or to us. We may also cause a portfolio to pay to a broker who provides brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker would have charged for effecting that transaction. We must determine, in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which we exercises investment discretion. It is possible that certain of the services received by the adviser attributable to a particular transaction will benefit one or more other accounts for which we exercise investment discretion..


COMMISSIONS

         Brokerage commissions paid by each of the portfolios listed below were as follows:



PORTFOLIO NAME               YEAR ENDED 1999       YEAR ENDED 1998       YEAR ENDED 1997

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

Small Company Stock          148,898               506,871*                 152,305

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

International Stock          85,118                42,711                N/A

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

Large Company Stock          129,900               107,240                  103,198

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

Balanced                     102,645               $90,386               $  50,053

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

High Yield Bond              N/A                   N/A                   N/A

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

Bond                         N/A                   N/A                   N/A

---------------------------- --------------------- --------------------- ---------------------
---------------------------- --------------------- --------------------- ---------------------

Money Market                 N/A                   $N/A                  N/A

---------------------------- --------------------- --------------------- ---------------------



* In 1998, the Small Company Stock Portfolio had a high portfolio turnover rate due to a change in the index the portfolio tracked. This change in tracking indices resulted in increased brokerage transactions and consequently, increase commissions.

         Certain of the portfolios acquired securities of their regular brokers or dealers or their parents, during the period from January 1, 1999 through December 31, 2000. As of December 31, 1999, the market value of each portfolio's aggregate holdings of each broker's securities was as follows:



BALANCED PORTFOLIO
                                           MARKET VALUE
BROKER NAME

Merrill Lynch & Co.                         $1,085,500
Charles Schwab Corp.                         1,103,281
Morgan StanleyDean Witter, Dicover           2,797,186
& Co.
Bear Sterns & Co.                             178,610
Lehman Brothers Holdings, Inc.                355,687
Paine Webber Group, Inc.                      194,063
J.P. Morgan & Company, Inc.                   345,150


LARGE COMPANY STOCK PORTFOLIO
                                           MARKET VALUE
BROKER NAME

Merrill Lynch & Co.                         $2,196,050
Morgan StanleyDean Witter, Dicover           5,642,194
& Co.
Charles Schwab Corp.                         2,227,669
Lehman Brothers Holdings, Inc.                728,312
Bear Sterns & Co.                             360,425
Paine Webber Group, Inc.                      392,006
J.P. Morgan & Company, Inc.                  1,557,488


SMALL COMPANY STOCK PORTFOLIO
                                           MARKET VALUE
BROKER NAME

Dain Rauscher Corp.                          $348,750

Jefferies Group, Inc.                         314,600

Raymond James Financial, Inc.                $529,791



VOTING PRIVILEGES


        Under Maryland law, the Fund is not required to hold annual shareholder meetings. However, we may call special meetings for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract. Matters that may affect one portfolio distinctly from the other portfolios require a separate vote of shares of that portfolio. Shares of all the portfolios vote together on matters that affect all of the portfolios such as the election of Directors. Shareholders of a total of 10% or more of the outstanding shares of the Fund may request a meeting at any time for the purpose of voting to remove a Director or Directors.


         Each portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that portfolio. A "majority of the outstanding voting securities" means the approval of the lesser of: (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a portfolio.


         While AAL, as the owner of the assets of the AAL Variable Annuity Account I, the AAL Variable Account II and the AAL Variable Life Account I (the "variable accounts"), is entitled to vote all of the shares of a portfolio held to fund the benefits under variable annuity certificates and variable life insurance certificates funded through the variable accounts (together the "certificates"), it will generally do so in accordance with the instructions of certificate owners ("owners"). Shareholders are entitled to one vote for each share held with proportionate voting for fractional shares. However, AAL may disregard voting instructions received from owners that would require shares to be voted to (i) disapprove a change from a diversified to a non-diversified investment company (or vice versa) or a change in investment objective, if such change is required by an insurance regulatory authority; (ii) approve any investment advisory agreement that has been disapproved by an insurance regulatory authority; (iii) approve any change in investment objective or policies that would violate state law or result in the purchase of securities that vary from the general quality and nature of investments or investment techniques used by any other separate accounts of AAL or its affiliates that have similar investment objectives; (iv) approve a change in any principal underwriter of the Fund that is reasonably disapproved by AAL; or (v) approve a change in the Fund's investment adviser initiated by insurance contract owners or the Fund's Board of Directors, if the proposed advisory fee exceeds any applicable maximums specified in any insurance contract participating in the Fund or if the proposed investment adviser may be expected to use investment techniques different from those generally used by the current adviser or to advise the purchase or sale of securities which would not be consistent with the investment objectives of the Fund or which would vary from the quality and nature of the investments made by any other separate accounts of AAL and its affiliates that have similar investment objectives.


         Any such shares of a portfolio attributable to a certificate for which no timely voting instructions are received and shares of that portfolio held by AAL or any of its subsidiaries or affiliated companies for their own account, will be voted by AAL in proportion to the voting instructions that are received with respect to all certificates participating in that portfolio.

PURCHASE, REDEMPTION AND PRICING OF SHARES


        Shares of the Fund are currently offered only to the AAL Variable Annuity Account I, the AAL Variable Account II and AAL Variable Life Account I to fund benefits payable under the certificates, and to certain retirement plans. You may not purchase or redeem shares of the Fund directly. If you wish to make a purchase or redemption, please refer to the applicable account prospectus or applicable retirement plan instructions. We may at some later date, also offer shares of the Fund to other separate accounts of AAL or a subsidiary or affiliated company of AAL. Shares of the Fund were sold directly to AAL in connection with the initial capitalization of the portfolios.


        Shares of all portfolios are continuously offered and redeemed by the Fund, without sales charge, at prices equal to the respective per share net asset value (NAV) of each portfolio. The variable accounts purchase and redeem shares of each portfolio at the NAV next determined after the Fund receives such request. The variable account forwards share purchase and redemption requests to the Fund when the accumulation unit value is next determined after you submit your purchase or redemption request to your subaccount.

        Orders to purchase or redeem Fund shares which are not based on actions by certificate owners, Annuitants or Beneficiaries or routine deductions of charges by AAL will be effected at the portfolio's NAV per share next computed after the order is placed.

         We are required to pay the proceeds for redemption of all full and fractional shares of the Fund within seven days after the date as of which the redemption is priced. Each portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the portfolio not reasonably practicable and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each portfolio.

NET ASSET VALUE


        Once each day that we are open for business, we determine the NAV per share of any portfolio at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m Eastern Time. We do not determine the NAV on holidays observed by the Exchange or AAL. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.On days, when AAL is closed, we will not redeem any shares notwithstanding the fact that the New York Stock Exchange will be open.


         The Fund intends to pay all redemption proceeds in cash. However, redemptions may be paid wholly or partly by a distribution "in-kind" of securities if the Fund's Board of Directors deems this to be in the best interest of the Fund or its shareholders. If redemptions were made in-kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes, certain preferred stocks or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Directors, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         Generally, trading in U.S. government securities and other fixed income securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the NAV of a portfolio's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a portfolio's NAV. If events materially affecting the value of the portfolio's securities occur during such a period, these securities will be valued at their fair value as determined in good faith by the Directors.

        We compute the NAV of shares by adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds, less all of that portfolio's liabilities and dividing the result by the total number of outstanding shares of that portfolio at such time. We value securities owned by the Fund for which market quotations are readily available at current market value. However, we value all securities of the Money Market Portfolio on the basis of its amortized cost, which approximates market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the Fund's Board of Directors.

MONEY MARKET PORTFOLIO--AMORTIZED COST VALUATION

         The Money Market Portfolio values its portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus, the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, the portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The portfolio uses its best efforts to maintain a constant NAV of $1.00 per share for purchases and redemptions. The Board of Directors has established procedures for this purpose, which procedures include a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing an NAV per share as determined by using available market quotations. The portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument deemed to have a remaining maturity greater than 397 days, will limit portfolio investments (including repurchase agreements) to those dollar denominated instruments that the Board of Directors determine present minimal credit risks as advised by the adviser and will comply with the requirements as to the quality of certain portfolio securities specified by the Securities and Exchange Commission for money market funds using the amortized cost method of valuation and with certain related reporting and recordkeeping procedures. There is no assurance that constant NAV per share can be maintained at all times. In the event amortized cost ceases to represent fair value, the Board will take appropriate action.

TAXATION OF THE FUND

        We intend to have each portfolio of the Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code), as amended. We intend to take all other actions that are required so that no federal income tax will be owed by any portfolio of the Fund. Accordingly, each portfolio will be treated as a separate entity for federal income tax purposes. The portfolios will qualify as regulated investment companies if they distribute all of their respective investment company income and net capital gains for each fiscal year according to the Code. Additionally, we intend to have each portfolio comply with the diversification requirements under 817(h) of the Code related to the tax-deferred status of insurance company separate accounts (the variable accounts). Our failure to comply with these diversification requirements may result in immediate taxation to you if you own a certificate. The tax status of your investment in the Fund depends upon the features of your certificate, if applicable. See the applicable Account prospectus for more information.

        We expect to distribute substantially all of each portfolio's ordinary income and capital gains each year. For each portfolio, this consists of all net investment income (including cash dividends and interest paid on the portfolio's investments less estimated expenses and all net realized short-term and long-term capital gains if any, earned during the year.. Net investment income of the Money Market Portfolio consists of accrued interest and/or earned, plus or minus all realized gains and losses, less the estimated expenses of the portfolio.

        We reinvest all income dividends and capital gains distributions in the form of additional shares of the respective portfolio at NAV. Except for the Money Market Portfolio, the value of each portfolio's shares is based on the amount of its net assets, including any undistributed net income. Any distribution of income or capital gains results in a decrease in the value of the portfolio's shares equal to the amount of the distribution.

         Shares of a portfolio begin accruing dividends on the day following the date as of which the shares are credited to a variable account. Dividends are generally declared and reinvested daily on the Money Market Portfolio and monthly on the Bond, Balanced, Large Company Stock, Small Company Stock and High Yield Bond Portfolios. We will declare and reinvest dividends annually on the International Stock Portfolio. However, we may distribute dividends on any portfolio more or less frequently, as needed. We will also declare and distribute annually all net realized capital gains of the portfolio, other than short-term gains of the Money Market Portfolio, which are declared as dividends daily. We make a capital gain distribution, if any, in December.

         Each of the portfolio's dividends from net investment income together with distributions of short-term capital gains (collectively "income dividends") are taxable as ordinary income to AAL as sole shareholder, whether reinvested in additional shares or paid in cash. Any long-term capital gains ("capital gains distributions") distributed to shareholders are treated as such by the shareholder, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. All of the portfolios intend to distribute all their net investment income and net realized long-term capital gains.

         The fact that dividends and distributions may be taxable to AAL as sole shareholder does not necessarily imply a tax consequence to the owner. For information regarding tax consequences to owners of certificates, please refer to "Federal Tax Status" in the applicable Account prospectus.



CALCULATION OF PERFORMANCE DATA

         From time to time the Fund may advertise yield and total return for various periods of investment. Such advertisements will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission and may also include other total return information. Performance information should be considered in light of the particular portfolio's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable periods and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information and the impact of taxes on alternative investments, when comparing a particular portfolio's performance to any performance data published for alternative investments.

STANDARDIZED PERFORMANCE INFORMATION
AVERAGE ANNUAL TOTAL RETURN

         For each of the portfolios, except the Money Market Portfolio, standardized average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (or, in the case of a start-up portfolio such as this, the portion thereof during which the portfolio has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:



                  P (1 + T)^n =  ERV

Where:

         P        = A hypothetical $1,000 initial payment;

         T        = Average annual total return;

         n        = Number of years;

         ERV      = Ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1, 5 and 10-year periods (or fractional portion thereof).

                                    AVERAGE ANNUAL TOTAL RETURN

PORTFOLIO NAME           YEAR ENDED DECEMBER 31,    PERIOD FROM INCEPTION(1)
                                  1999                TO DECEMBER 31, 1999
Small Company Stock              12.19%                      14.38%
International Stock              41.50%                      27.56%
Large Company Stock              20.52%                      26.59%
Balanced                         11.00%                      16.97%
High Yield Bond                  (4.45)%                     (4.19)%
Bond                             (1.35)%                      5.54%
Money Market                      4.94%                       5.24%


(1) The Small Company, Large Company, Balanced, Bond, and Money Market portfolios began operations on June 14, 1995, the International and High Yield portfolios began operations on March 2, 1998.


         Except for the Money Market, International Stock and the High Yield Bond Portfolios, the total return figures provided for each portfolio are provided on an annualized basis for the period indicated. Additionally, these values reflect the deduction of an annual management fee, but do not reflect portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30-days' notice, these total returns would have been lower.

CURRENT YIELD

         Current yield quotations for the portfolios, except the Money Market Portfolio, are based on a 30-day (or one-month) period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield= 2[(((a-b)/cd)+1)^6-1]



         a = Dividends and interest earned during the period;

         b = Expenses accrued for the period (net of reimbursements);

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and

         d = The maximum offering price per share on the last day of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage-backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on common and preferred stocks is determined by using the stated annual dividend rate applied over the performance period.


         For the 30-day period ended December 31, 1999, the current yield for the Bond Portfolio was 6.47%, the Balanced Portfolio was 3.34% and the High Yield Bond Portfolio was 10.50%.


CALCULATION OF YIELD: MONEY MARKET PORTFOLIO

         The Money Market Portfolio may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the net change in account value for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes.

         The yields then are computed as follows:

          Current Yield = (Net Change in Account Value/Beginning Account Value) x (365/7)


          Effective Yield = [(Net Change in Account Value/Beginning Account Value)^(365/7) + 1]-1




         In addition to fluctuations reflecting changes in net income of the portfolio resulting from changes in income earned on its portfolio securities and in its expenses, the portfolio's yield also would be affected if the portfolio were to restrict or supplement its dividends in order to maintain its NAV at $1.00 per share. See "PURCHASES AND REDEMPTIONS-- Money Market Portfolio--Amortized Cost Valuation." Portfolio changes resulting from net purchases or net redemptions of portfolio shares may affect yield. Accordingly, the portfolio's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The portfolio's yield is not guaranteed, nor is its principal insured; however, the portfolio will attempt to maintain its NAV per share at $1.00.


         For the seven days ended December 31, 1999, the Current and Effective Yields of the Money Market Portfolio were 5.66% and 5.82%, respectively.


OTHER PERFORMANCE INFORMATION

         All of the portfolios may, from time to time, include in their advertisements, total return quotations computed for a time period or by a method which differs from the computations described in the foregoing section. Calculations of the growth of an investment, at various assumed interest rates and compounding, may be used to show the effect of the length of time, interest rate and/or tax deferral on an investment.

         Comparison of a portfolio's yield with those of alternative investments (such as savings accounts, various types of bank deposits and other money market funds) should consider differences between the portfolio and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared and the impact of taxes on alternative investments.

         The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

         The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of an owner.

THE S&P 500 INDEX

     The S&P 500 Index is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor's , which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. The index is capitalization-weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Market capitalizations of stocks in the index as of March 31, 2000, range from $ 316 million to $ 553 billion. The median capitalization was $ 7.78 billion. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment.

THE STANDARD & POOR'S SMALLCAP 600 INDEX

         The Standard & Poor's SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor's SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

DISCLAIMERS AND LIMITATIONS OF LIABILITIES OF STANDARD & POOR'S

         The disclaimers and limitations below are set forth in a contract between Standard & Poor's and AAL. The Product refers to the Large Company Stock and Small Company Stock Portfolios and the Licensee refers to AAL. Standard & Poor's requires that such disclaimers be disclosed in this Registration Statement.

         The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P SmallCap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product or any other person or entity from the use of the S&P 500 Index or the S&P SmallCap 600 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or the S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS


         The following audited financial statements and footnotes thereto for each portfolio of the AAL Variable Product Series Fund, Inc., and the Report of the Independent Auditors thereon are incorporated by reference from the Annual Report of the AAL Variable Product Series Fund, Inc., AAL Variable Annuity Account I, AAL Variable Annuity Account II and AAL Variable Life Account I:

1.   Schedules of Investments as of December 31, 1999.

2.   Statement of Assets and Liabilities as of December 31, 1999.

3.   Statement of Operations for the Year Ended December 31, 1999.

4. Statement of Changes in Net Assets for the Years Ended December 31, 1999, and 1998.


5.   Notes to Financial Statements.


         A copy of the Annual Report may be obtained free of charge by writing to Aid Association for Lutherans at 4321 North Ballard Road, Appleton, Wisconsin 54919 or by telephone at (800)225-5225 or 734-5721 locally.


APPENDIX: BOND RATINGS

RATINGS IN GENERAL

         A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. We continuously monitor the ratings given to securities in the portfolios by rating services. Individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's, S&P and Duff & Phelps:

CORPORATE BOND RATINGS

RATINGS BY MOODY'S

AAA: Bonds which are rated AAA are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds rated BAA are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

BA: Bonds that are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

CAA: Bonds that are rated CAA have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

CA: Bonds that are rated CA represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

RATINGS BY STANDARD & POOR'S

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Extremely strong capacity to pay principal and interest.

AA+, AA, AA-: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A+, A, A-: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB+, BBB, BBB-: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CC, C , C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BBB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI:  The rating CI is reserved for income bonds on which no interest is paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate the particular type of obligation as a matter of policy.

NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major category.

RATINGS BY DUFF & PHELPS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Good quality investment grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,  BBB,  BBB-:  Below  average   protection  factors  but  still  considered
sufficient for institutional investment. Considerable variability risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that the obligation might no be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating category.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and or interest payments.

NOTE: The Duff & Phelps ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

COMMERCIAL PAPER RATINGS

RATINGS BY MOODY'S

         Moody's commercial paper ratings are opinions of the ability to repay punctually the obligations. Moody's employs the following three investment grade designations to indicate the relative repayment capacity of the rated issuers:
Prime 1 (Highest Quality); Prime 2 (Higher Quality); and Prime 3 (High Quality).

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of any parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the relative repayment capacity of the issuer is rated Prime-1 (Highest Quality), Prime-2 (Higher Quality) or Prime-3 (High Quality). The portfolios will not invest in commercial paper rated Prime-3.

RATINGS BY STANDARD & POOR'S

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A + designation is applied to those issues rated A-1 that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

RATINGS BY DUFF & PHELPS

Category 1: Top Grade

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below short-term, risk--free U.S. Treasury obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.



PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS:

The Exhibit Index following the signature page of this Amendment is incorporated by reference.

EXHIBIT NUMBER                                                                      INCORPORATED BY REFERENCE (1)   FILED HEREWITH
                 NAME OF EXHIBIT

       a         Articles Supplementary of the AAL Variable Product Series Fund,    Post-Effective Amendment #6
                 Inc. (the "Fund")                                                  dated February 27, 1998
       b         Bylaws of the Fund                                                 Post-Effective Amendment #4
                                                                                    dated April 18, 1997
       c         Not applicable
     d(i)        Investment Advisory Agreement between AAL Capital Management
                 Corporation ("AAL CMC") and the Fund dated January 1, 2000
                                                                                                                         X
     d(ii)       Sub-Advisory Agreement between the Fund, AAL CMC,  and Oechsle
                 International Advisors LLC for the International Stock Portfolio
                 dated January 1, 2000                                                                                   X
     e(i)        Amended and Restated Participation Agreement between AAL, AAL                                           X
                 CMC, the Separate Accounts, and the Fund dated January 1, 2000
     e(ii)       Amended and Restated Participation Agreement between AAL, AAL                                           X
                 CMC, AAL Savings Plan, and the Fund dated January 1, 2000
       f         Not applicable
       g         Form of Custodian Agreement between the Fund and Citibank N.A.     Post-Effective Amendment #6
                                                                                    dated February 27, 1998
       h         Not Applicable
       i         Opinion and Consent of In-house Counsel as to the legality of      Post-Effective Amendment #4
                 shares of the Fund                                                 dated April 18, 1997
       j         Consent of Independent Auditors                                                                         X
       k         Not applicable
       l         Stock Subscription Agreement between the Fund and AAL dated        Post-Effective Amendment #6
                 December 11, 1997                                                  dated February 27, 1998
       m         Not applicable
       n         Not applicable
       o         Not applicable
     p(i)        Code of Ethics for AAL Capital Management Corporation                                                   X
     p(ii)       Code of Ethics for Sub-Adviser, Oechsle International Advisors                                          X
                 LLC
       q         Powers of Attorney for all Directors                               Post-Effective Amendment #8
                                                                                    February 9, 1999
       r         Transmittal Letter from Counsel                                                                         X

(1) Documents incorporated by reference are incorporated from the identified previously filed amendments to this Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

AAL is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. AAL controls the following wholly-owned direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AAL CMC), a Delaware corporation that is a registered adviser and broker-dealer; and (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; (d) AAL Trust Company, FSB, a federally chartered bank. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities.


                                                                  -------------------------------
Parent Company                                                    AAL
                                                                  (Wisconsin corp.)
                                                                  -------------------------------
Holding Company                                                   AAL Holdings, Inc.
                                                                  (Delaware corp.)
                                                                  -------------------------------
                                   ------------------------------                                 ----------------------------
Wholly-owned                       AAL Capital Management         AAL Trust Co., FSB              North Meadows Investment
subsidiaries of                    Corporation                    (Federal charter)               Ltd.
AAL Holdings, Inc.                 (Delaware corp.)                                               (Wisconsin corp.)
                                   ------------------------------ ------------------------------- ----------------------------


ITEM 25.  INDEMNIFICATION.

Section E, subsection (viii) of Article SEVENTH of Registrant's Articles of Incorporation states as follows:

       "(E) (viii) Indemnification and Limitation of Liability. To the fullest extent permitted by Maryland and Federal law, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or the holders of shares of its series or classes for money damages and each Director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any Director or officer of the Corporation against any liability to the Corporation or the holders of shares of its series or classes to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office."

Moreover, Article X of the By-Laws further provides:

       "Section 10.01. Indemnification: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former Director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses, as provided below, shall be made in accordance with the procedures set forth in the Maryland General Corporation Law. [MGCL, Section 2-418(b)]

       Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct"). [Investment Company Act, Section 17(h)]

       Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

       (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

       (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Corporation as defined in
                   Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)  an independent legal counsel in a Written opinion. [MGCL,
                   Section 2-418(e)]

       Section 10.02. Advance Payment of Expenses: The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. [MGCL, Section 2-418(f)]

       Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon receipt of: (a) a written affirmation by the Indemnitee of his good faith that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met and (b) a written undertaking by such Indemnitee to repay the advance if it is ultimately determined that such standard of conduct has not been met, and if one of the following conditions is met:

       (a)   the Indemnitee provides a security for his undertaking; or

       (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

       (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i) a majority of a quorum of Directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)  an independent legal counsel in a written opinion.

       Section 10.03. Insurance of Officers, Directors, Employees, and Agents:
To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability assessed against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability. [MGCL,
Section 2-418(k)]

       Pursuant to a resolution, dated February 7, 1996, the Board of Directors of AAL resolved that AAL would indemnify the Fund in an amount not to exceed the total sum of five million dollars ($5,000,000), in the event the Fund advances or indemnifies the expenses of any officer or director of the Fund for defense litigation costs, or if the Fund incurs or pays any expenses, judgments, fines or settlements incurred by a director or officer of the Fund for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. However, in no event would AAL provide indemnification for any director's or officer's liability which arises from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's position.

         In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL CMC contains a provision in which the Fund and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

         Section 8 of the Participation Agreement between AAL, the Accounts and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

         Section 8 of the Participation Agreement between AAL, the AAL Savings Plan, AAL CMC and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of registrant pursuant to the foregoing provisions, or otherwise, registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, officer or controlling person of registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         AAL CMC (the "Adviser") is the investment adviser of the Registrant. Information as to the business, profession, vocation or employment of a substantial nature of the Adviser and its directors and officers is provided in Registrant's Statement of Additional Information, and the Form ADV filed by the Adviser under the Investment Advisers Act of 1940, both of which are hereby incorporated by reference.

         The Adviser entered into a sub-advisory agreement with Oechsle International Advisors, LLC (Oechsle, LLC), in accordance with the requirements of the Investment Company Act of 1940. Oechsle LLC has served as Sub-adviser to the International Stock Portfolio since it commenced operations on March 2, 1998. Oechsle, LLC is a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02110. Oechsle, LLC has been registered as an investment adviser since 1986. As of March 31, 1999, Oechsle manages over $12.8 billion in assets.

     Oechsle Group, LLC, a Delaware limited liability company, is the Member Manager of Oechsle LLC and owns approximately a 44% interest in Oechsle LLC. The management, policies and control of Oechsle LLC is vested, subject to certain limitations, exclusively in Oechsle Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Oechsle Group LLC, which consists of . S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Warren Walker and Andrew S. Parlin.

         Oechsle LLC makes the day-to-day investment decisions for the Portfolio under our direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

         We have also hired AAL Capital Management Corporation (AALCMC) to provide portfolio management services for the High Yield Bond Portfolio. AALCMC is a registered investment adviser and is an affiliate of ours. In addition to being the sub-adviser, AALCMC is also the distributor of the AAL Variable Annuity and AAL Variable Life Insurance Certificates. Under our Sub-Advisory Agreement, AALCMC determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Fund and Fund's Custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6),
(7), (9), (10) and (11) of Rule 31a-l(b) will be maintained by the Fund, and all other records will be maintained by the Custodian. The address for the Fund is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. The address for the custodian is: Citibank, N.A., 111 Wall Street, New York, New York 10043.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this amended registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Appleton and State of Wisconsin on the day 20, April 2000.

                                     AAL VARIABLE PRODUCT SERIES FUND, INC.



                                     By:   /s/ Robert G. Same
                                           -----------------------------------
                                           Robert G. Same

                                           President

       Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/ Robert G. Same                 President                     April 20, 2000
----------------------------       (Principal Executive Officer)
Robert G. Same




/s/ Charles D. Gariboldi           Treasurer                     April 20, 2000
----------------------------       (Principal Accounting
Charles D. Gariboldi               Financial Officer)



The following members of the Board of Directors:

      Gregory F. Campbell         Richard L. Gady      Edward W. Smeds
      Woodrow E. Eno              John H. Pender       Lawrence M. Woods

       John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named Directors of AAL Variable Product Series Fund, Inc. pursuant to the powers of attorney duly executed by such persons.


/s/ John O. Gilbert                               April 20, 2000
----------------------------
John O. Gilbert
Attorney-in-Fact

                     AAL VARIABLE PRODUCT SERIES FUND, INC.


                                INDEX TO EXHIBITS

EXHIBIT NUMBER
                 NAME OF EXHIBIT

d(i) Investment Advisory Agreement between AAL CMC and the Fund dated January 1,
     2000

d(ii)Sub-Advisory Agreement between the Fund, AAL CMC, and Oechsle International
     Advisors LLC for the International Stock Portfolio dated January 1, 2000

e(i) Amended and  Restated  Participation  Agreement  between  AAL, AAL CMC, the
     Separate Accounts, and the Fund dated January 1, 2000

e(ii)Amended and Restated Participation Agreement between AAL, AAL CMC, AAL savings Plan and the Fund dated January 1, 2000

j    Consent of Independent Auditors

p(i) Code of Ethics for AAL Capital Management Corporation

p(ii)Code of Ethics for Sub-Adviser, Oechsle International Advisors LLC

r    Transmittal Letter from Counsel